                                                Securities Act File No. 33-68090
                                        Investment Company Act File No. 811-7988

                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [X]

                         Pre-Effective Amendment No.                 [ ]

                       Post-Effective Amendment No. 31               [X]

                                     and/or

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT   [X]
                                     OF 1940

                              Amendment No. 31                       [X]

                          LORD ABBETT INVESTMENT TRUST
                          ----------------------------
                Exact Name of Registrant as Specified in Charter

                                90 Hudson Street
                       Jersey City, New Jersey 07302-3973
                      Address of Principal Executive Office
                  Registrant's Telephone Number (800) 201-6984
                  --------------------------------------------

                      Christina T. Simmons, Vice President
                                90 Hudson Street
                       Jersey City, New Jersey 07302-3973
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

         immediately on filing pursuant to paragraph (b)
------

         on (date) pursuant to paragraph (b)
------

         60 days after filing pursuant to paragraph (a) (1)
------

   X     on April 1, 2001 pursuant to paragraph (a) (1)
------

         75 days after filing pursuant to paragraph (a) (2)
------

         on (date) pursuant to paragraph (a)(2) of Rule 485
------

If appropriate, check the following box:

         This post-effective amendment designates a new effective date for a
------   previously filed post-effective amendment.

LORD ABBETT

                                                                       [GRAPHIC]


Lord Abbett
  Balanced Fund
  High Yield Fund
  Limited Duration U.S.
  Government Fund
  U.S. Government Fund


                                                                        APRIL 1,
                                                                            2002

PROSPECTUS


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Class P shares of each Fund are neither offered to the general public nor available in all states. Please call 800-821-5129 for further information.

                               TABLE OF CONTENTS



         The FUNDS                                        Page

Information about the goal, principal strategy, main risks, performance, and fees and expenses

Balanced Fund                                              2
High Yield Fund                                            8

Limited Duration U.S.
   Government Fund                                         11
U.S. Government Fund                                       14
Additional Investment Techniques                           17
Management                                                 18


         Your INVESTMENT

Information for managing your Fund account

Purchases                                                  20
Sales Compensation                                         23
Opening Your Account                                       25
Redemptions                                                25
Distributions and Taxes                                    26
Services For Fund Investors                                27

         Financial INFORMATION

Financial highlights of each Fund

Balanced Fund                                              28

High Yield Fund                                            29

Limited Duration U.S.
   Government Fund                                         30
U.S. Government Fund                                       31

         Additional INFORMATION

How to learn more about the Funds and other Lord Abbett Funds

Back Cover

                                                                   BALANCED FUND


GOAL

     The Fund's investment objective is current income and capital growth.

PRINCIPAL STRATEGY

     This Fund is a "fund of funds"--meaning it invests in other mutual funds rather than directly in portfolio securities like stocks, bonds and money market instruments. To pursue its goal, the Fund uses an asset allocation investment process by investing in other funds managed by Lord, Abbett & Co. ("Lord Abbett") within specified equity and fixed income target allocation and target percentage ranges.

     The table below illustrates the current underlying equity and fixed income funds' target allocation and target ranges:


     UNDERLYING FUNDS
     BY CATEGORY                         TARGET ALLOCATION          TARGET RANGE
     EQUITY FUNDS                               60%                    40-60%
--------------------------------------------------------------------------------
       Affiliated Fund
       All Value Fund
       Growth Opportunities Fund
       Large-Cap Research Fund
       Mid-Cap Value Fund
--------------------------------------------------------------------------------
     FIXED INCOME FUNDS                         40%                       40-60%
--------------------------------------------------------------------------------
       Bond-Debenture Fund
       Core Fixed Income Fund
       Total Return Fund
       U.S. Government Fund
--------------------------------------------------------------------------------


     The Fund will decide in which of the underlying funds it will invest at any particular time, as well as the relative amounts invested in those funds. The Fund may change the amounts invested in any or all of the underlying funds at any time without shareholder approval.

MAIN RISKS

     The Fund's investments are concentrated in underlying equity and fixed income funds. As a result, the Fund's performance is directly related to the performance of the underlying funds. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportion in which the Fund invests in them.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Fund offers a greater level of diversification than many other types of mutual funds, it is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in this Fund.

[SIDENOTE]

WE OR THE FUND OR BALANCED FUND refers to Lord Abbett Balanced Fund, a portfolio of Lord Abbett Investment Trust (the "Company").

BALANCED FUND may invest in nine separate underlying funds, each with its own investment objective and policies. These Funds currently consist of:

- LORD ABBETT AFFILIATED FUND ("Affiliated Fund")

- LORD ABBETT ALL VALUE FUND ("All Value Fund")

- LORD ABBETT BOND-DEBENTURE FUND ("Bond-Debenture Fund")

- LORD ABBETT CORE FIXED INCOME FUND ("Core Fixed Income Fund")

- LORD ABBETT GROWTH OPPORTUNITIES FUND ("Growth Opportunities Fund")

- LORD ABBETT LARGE-CAP RESEARCH FUND ("Large-Cap Research Fund")

- LORD ABBETT MID-CAP VALUE FUND ("Mid-Cap Value Fund")

- LORD ABBETT TOTAL RETURN FUND ("Total Return Fund")

- LORD ABBETT U.S. GOVERNMENT FUND ("U.S. Government Fund")

Target allocation is the investment manager's initial strategic focus in allocating between equity funds and fixed income funds.

Target range is the range in which the investment manager may vary from the target allocation.

ABOUT THE BALANCED FUND'S UNDERLYING FUNDS


     The following is a concise description of the investment objectives and practices of each underlying fund other than the U.S. Government Fund whose description may be found on page 14 of this prospectus. No offer is made in this prospectus of the shares of the underlying funds, other than the U.S. Government Fund.

     THE AFFILIATED FUND'S investment objective is long-term growth of capital and income without excessive fluctuations in market value. The Affiliated Fund purchases equity securities of large, seasoned U.S. and multinational companies which it believes are undervalued.

     THE ALL VALUE FUND'S investment objective is long-term growth of capital and income without excessive fluctuations in market value. The All Value Fund purchases equity securities of U.S. and multinational companies in all market capitalization ranges that it believes are undervalued. Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of large, seasoned companies with market capitalizations of at least $5 billion. The fund may invest its remaining assets in mid-size and small company securities.

     THE BOND-DEBENTURE FUND'S investment objective is high current income and the opportunity for capital appreciation to produce a high total return. The Bond-Debenture Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. These securities may include high yield debt securities or "junk bonds," convertible securities, investment grade, corporate, government and other fixed income securities. At least 20% of its assets must be invested in any combination of investment grade securities, U.S. Government securities and cash equivalents.

     THE CORE FIXED INCOME FUND'S investment objective is to seek income and capital appreciation to produce a high total return. The Core Fixed Income Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. These securities primarily include U.S. Government, mortgage-backed, and investment grade debt securities, including those issued by non-U.S. entities but denominated in U.S. dollars (known as "Yankees").

     THE GROWTH OPPORTUNITIES FUND'S investment objective is to seek capital appreciation. The fund uses a growth style of investing favoring companies that show the potential for strong revenue and earnings growth. Under normal circumstances, the fund invests primarily in common stocks of mid-sized companies with market capitalizations between $1 billion and $10 billion.

     THE LARGE-CAP RESEARCH FUND'S investment objective is growth of capital and growth of income consistent with reasonable risk. The Large-Cap Research Fund purchases equity securities of large, seasoned, U.S. and multinational companies that it believes are undervalued. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large companies with market capitalizations of at least $5 billion.

     THE MID-CAP VALUE FUND'S investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies with market capitalizations of roughly $500 million to $10 billion.

     THE TOTAL RETURN FUND'S investment objective is to seek income and capital appreciation to produce a high total return. The Total Return Fund invests primarily in U.S. Government, mortgage-backed, and investment grade debt securities, as well as in high yield debt securities or "junk bonds" and securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. Investments in high yield debt and non-U.S. debt denominated in foreign currencies are each limited to 20% of its net assets.



MAIN RISKS OF THE BALANCED FUND'S UNDERLYING FUNDS

     The following summarizes some, but not all, of the risks that apply to each underlying fund and may result in a loss of your investment. There can be no assurance that an underlying fund will achieve its investment objective.

     AFFILIATED FUND, ALL VALUE FUND, GROWTH OPPORTUNITIES FUND, LARGE-CAP RESEARCH FUND, AND MID-CAP VALUE FUND. These underlying funds are subject to the general risks and considerations associated with equity investing. Their values will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the underlying fund invests. If an underlying fund's assessment of market conditions or companies held in the fund is wrong, the fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

     The underlying funds also are subject to the particular risks associated with the types of stocks in which they normally invest: value stocks in the case of the Affiliated Fund, All Value Fund, Large-Cap Research Fund and the Mid-Cap Value Fund; and growth stocks in the case of the Growth Opportunities Fund. Value and growth stocks may perform differently than the market as a whole and differently from each other or other types of stocks. This is because these types of stocks shift in and out of favor depending on market and economic conditions. For instance, the market may fail to recognize the intrinsic value of particular value stocks for a long time. Also, growth companies may grow faster than other companies which may result in greater volatility in their stock prices.

     Investments in mid-sized or small companies generally involve greater risks than investments in large company stocks. Mid-sized or small companies may have less experienced management and unproven track records. They may rely on limited product lines and have limited financial resources. Mid-sized or small company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in mid-sized or small company stocks, subjecting them to greater price fluctuations than larger company stocks.

     BOND-DEBENTURE FUND, CORE FIXED INCOME FUND AND TOTAL RETURN FUND. These underlying funds are subject to the general risks and considerations associated with investing in debt securities. The value of an investment in each fund will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline.

     There is the risk that an issuer of a debt security will fail to make timely payments of principal or interest to an underlying fund, a risk that is greater with high yield securities or "junk bonds" in which the Bond-Debenture Fund, Core Fixed Income Fund and Total Return Fund may invest. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after the fund purchases their securities. A default, or con-cerns in the market about an increase in risk of default, may result in losses to the underlying funds. In addition, the market for high yield securities generally is less liquid than the market for higher rated securities and high yield securities or junk bonds are usually more credit sensitive than interest rate sensitive. In times of economic uncertainty, these securities may decline in price including during a period of falling interest rates.

     The Bond-Debenture Fund and Total Return Fund may invest up to 20% of their assets in foreign securities. Investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.

     The mortgage-related securities in which the Core Fixed Income Fund and Total Return Fund may invest, including collateralized mortgage obligations ("CMOs"), may be particularly sensitive to changes in prevailing interest rates. This may result in lower performance or losses for these underlying funds.

     U.S. GOVERNMENT FUND. A description of the risks of this underlying fund may be found on page 14 of this prospectus.

                                                   Symbols:      Class A - LABFX
                                                                 Class B - LABBX
                                                                 Class C - BFLAX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.


Bar Chart (per calendar year)--Class A Shares

[CHART]

                  95              22.8%
                  96               9.1%
                  97              17.3%
                  98               8.8%
                  99              11.0%
                  00               7.4%
                  01

BEST QUARTER         4th Q '98                  12.2%

WORST QUARTER        3rd Q '98                  -8.6%

     The table below shows how the average annual total returns of the Fund's Class A, B and C shares compare to those of a broad-based securities market index and two more narrowly based indices that more closely reflect the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

Average Annual Total Returns Through December 31, 2001


SHARE CLASS                                 1 YEAR        5 YEARS          LIFE OF FUND
Class A shares                                 %             %                %(1)
----------------------------------------------------------------------------------------
Class B shares                                 %                              %(1)
----------------------------------------------------------------------------------------
Class C shares                                 %                              %(1)
----------------------------------------------------------------------------------------
Russell 3000 Index(2)                          %             %                %(3)
                                                                              %(4)
                                                                              %(5)
----------------------------------------------------------------------------------------
60% Russell 3000, 40% Lehman                   %             %                %(3)
Brothers Aggregate Bond Index(2)                                              %(4)
                                                                              %(5)
----------------------------------------------------------------------------------------
Lipper Balanced Funds Average(2)               %             %                %(3)
                                                                              %(4)
                                                                              %(5)
----------------------------------------------------------------------------------------


(1) The date of inception for each class is: A - 12/27/94; B - 5/1/98; and C - 7/15/96.

(2) Performance for the unmanaged indices does not reflect fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance.

(3) Represents total returns for the period 12/31/94 to 12/31/01, to correspond with Class A inception date.

(4) Represents total returns for the period 4/30/98 to 12/31/01, to correspond with Class B inception date.

(5) Represents total returns for the period 7/31/96 to 12/31/01, to correspond with Class C inception date.

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table

                                                                   CLASS A      CLASS B(1)       CLASS C           CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
(as a % of offering price)                                          5.75%          none             none             none
------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")(2)                  none(3)        5.00%            1.00%(4)         none
------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets) (as a % of average net assets)
------------------------------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                                  0.75%          0.75%            0.75%            0.75%
------------------------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees(5)                            0.39%          1.00%            1.00%            0.45%
------------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                      0.40%          0.40%            0.40%            0.40%
------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses(6)                                         1.54%          2.15%            2.15%            1.60%
------------------------------------------------------------------------------------------------------------------------------


(1) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.

(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.

(4) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(5) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(6) The annual operating expenses are based on estimated expenses for the current fiscal period.

While each class of shares of the Balanced Fund is expected to operate with the direct total operating expenses shown under "Fee Table" above, shareholders in the Balanced Fund bear indirectly the Class Y share expenses of the underlying funds in which the Balanced Fund invests. The following chart provides the expense ratio for each of the underlying fund's Class Y shares, as well as the approximate percentage of the Balanced Fund's net assets invested in each underlying fund on November 30, 2001:


                                   UNDERLYING FUNDS'                % OF BALANCED FUND
                                    EXPENSE RATIOS                      NET ASSETS
Affiliated Fund                                  %                       %
-----------------------------------------------------------------------------------------
Bond-Debenture Fund                              %                       %
-----------------------------------------------------------------------------------------
Mid-Cap Value Fund                               %
-----------------------------------------------------------------------------------------
Growth Opportunities Fund                        %
-----------------------------------------------------------------------------------------


Based on these figures, the weighted average Class Y share expense ratio for the
underlying funds in which Balanced Fund invests is %    (the "underlying expense
ratio"). This figure is only an approximation of the Balanced Fund's underlying expense ratio, since the amount of assets invested in each of the underlying funds may change daily.


Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. In addition, the example assumes the Fund pays the operating expenses set forth in the fee table above and the Fund's pro rata share of the Class Y expenses of the underlying Funds. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:

SHARE CLASS                1 YEAR           3 YEARS           5 YEARS         10 YEARS
Class A shares              $774           $1,189            $1,629            $2,847
------------------------------------------------------------------------------------------
Class B shares              $772           $1,135            $1,625            $2,878
------------------------------------------------------------------------------------------
Class C shares              $372          $   835            $1,425            $3,022
------------------------------------------------------------------------------------------
Class P shares              $217          $   670            $1,149            $2,472
------------------------------------------------------------------------------------------

You would have paid the following expenses if you did not redeem your shares:

Class A shares              $774           $1,189            $1,629            $2,847
------------------------------------------------------------------------------------------
Class B shares              $272          $   835            $1,425            $2,878
------------------------------------------------------------------------------------------
Class C shares              $272           $  835            $1,425            $3,022
------------------------------------------------------------------------------------------
Class P shares              $217          $   670            $1,149            $2,472
------------------------------------------------------------------------------------------

[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management

LORD ABBETT IS CURRENTLY WAIVING THE MANAGEMENT FEE FOR THE FUND. LORD ABBETT MAY STOP WAIVING THE MANAGEMENT FEE AT ANY TIME. TOTAL OPERATING EXPENSES WITH THE MANAGEMENT FEE WAIVER AND EXPENSE REDUCTIONS ARE 0.39% (CLASS A SHARES), 1.00% (CLASS B AND C SHARES), AND 0.45% (CLASS P SHARES).

12b-1 FEES refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees. The Fund has entered into a servicing arrangement with the underlying funds under which the underlying funds may bear certain of the Fund's Other Expenses. As a result, the Fund does not expect to bear any of these Other Expenses.

                                                                 HIGH YIELD FUND

GOAL

      The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.


PRINCIPAL STRATEGY

      To pursue its goal, the Fund normally invests in high-yield debt securities, sometimes called "lower-rated bonds" or "junk bonds," which entail greater risks than investments in higher-rated or investment-grade debt securities. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in lower-rated debt securities, some of which are convertible into common stock or have warrants to purchase common stock. The Fund will provide shareholders with at least 60 days notice of any change in this 80% policy.

      We believe that a high total return (current income and capital appreciation) may be derived from an actively-managed, diversified portfolio of investments. We seek unusual values, particularly in lower-rated debt securities. Also, buying lower-rated bonds when we believe the credit risk is likely to decrease, may generate higher returns. Through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions, we attempt to reduce investment risk, but losses may occur.

      While typically fully invested, at times the Fund may invest temporarily in short-term debt securities such as U.S. Government obligations, bank certificates of deposit, bankers' acceptances, commercial paper and repurchase agreements. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.

MAIN RISKS

      The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of your investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline. Longer-term fixed income securities are usually more sensitive to interest rate changes. This means that the longer the maturity of a security, the greater the effect a change in interest rates is likely to have on its price. High yield securities or junk bonds are usually more credit sensitive than interest rate sensitive. In times of economic uncertainty, these securities may decline in price including during a period of falling interest rates.

      There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with junk bonds. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. In addition, the market for high-yield securities generally is less liquid than the market for higher-rated securities, subjecting them to greater price fluctuations.

      The High Yield Fund may invest up to 20% of its assets in foreign securities. Investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.

      An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIDENOTE]

WE OR THE FUND OR HIGH YIELD FUND refers to the Lord Abbett High Yield Fund ("High Yield Fund"), a portfolio of the Company.

ABOUT THE FUND. This Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all funds, it cannot guarantee results.

HIGH-YIELD DEBT SECURITIES or "junk bonds" typically pay a higher yield than investment-grade bonds. Junk bonds have a higher risk of default than investment-grade bonds and their prices can be much more volatile.

INVESTMENT-GRADE DEBT SECURITIES. These are debt securities which are rated in one of the four highest grades assigned by Moody's Investors Service, Inc., Standard & Poor's Ratings Services or Fitch Investors Service, or are unrated but determined by Lord Abbett to be equivalent in quality.

FOREIGN SECURITIES are securities that are primarily traded outside the United States. Foreign securities clearance, settlement procedures and trading practices may be different from those in the United States and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to higher price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.

With respect to certain foreign countries there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability which could affect investments in those countries.

                                                        Symbols: Class A - LHYAX
                                                                 Class B - LHYBX
                                                                 Class C - LHYCX

PERFORMANCE

      The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

      The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

[CHART]

Bar Chart (per calendar year)--Class A Shares

                        99                      6.6%
                        00                     -3.0%
                        01                         %

BEST QUARTER               4th Q '99                               4.00%

WORST QUARTER              4th Q '00                              -2.65%

      The table below shows how the average annual total returns of the Fund's Class A, B and C shares compare to those of two broad-based securities market indices. The Fund's returns reflect payment of the maximum applicable front-end sales or deferred sales charges.


Average Annual Total Returns Through December 31, 2001


SHARE CLASS                                                                  1 YEAR                  SINCE INCEPTION(1)
Class A shares                                                                   %                             %
------------------------------------------------------------------------------------------------------------------------
Class B shares                                                                   %                             %
------------------------------------------------------------------------------------------------------------------------
Class C shares                                                                   %                             %
------------------------------------------------------------------------------------------------------------------------
Merrill Lynch High Yield Master Index(2)                                         %                             %(3)
------------------------------------------------------------------------------------------------------------------------
First Boston High Yield Index(2)                                                 %                             %(3)
------------------------------------------------------------------------------------------------------------------------

(1)  The date of inception for Class A, B and C shares is 12/31/98.

(2) Performance for the unmanaged indices does not reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance.

(3) Represents total return for the period 12/31/98 - 12/31/01, to correspond with Class A, B and C shares inception date.

FEES AND EXPENSES

      This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table


                                                                CLASS A        CLASS B(1)        CLASS C          CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
(as a % of offering price)                                          4.75%         none             none              none
------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")(2)                  none(3)       5.00%            1.00%(4)          none
------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets) (as a % of average net assets)
------------------------------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                                  0.60%          0.60%            0.60%            0.60%
------------------------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees(5)                            0.39%          1.00%            1.00%            0.45%
------------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                      0.39%          0.39%            0.39%            0.39%
------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses(6)                                         1.38%          1.99%            1.99%            1.44%
------------------------------------------------------------------------------------------------------------------------------

(1) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.

(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.

(4) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(5) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(6) The annual operating expenses are based on estimated expenses for the current fiscal period.


Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:

SHARE CLASS                           1 YEAR                 3 YEARS                 5 YEARS                10 YEARS
Class A shares                         $609                   $891                   $1,194                   $2,054
-----------------------------------------------------------------------------------------------------------------------
Class B shares                         $702                   $924                   $1,273                   $2,161
-----------------------------------------------------------------------------------------------------------------------
Class C shares                         $302                   $624                   $1,073                   $2,317
-----------------------------------------------------------------------------------------------------------------------
Class P shares                         $147                   $456                     $787                   $1,724
-----------------------------------------------------------------------------------------------------------------------
You would have paid the following expenses if you did not redeem your shares:
Class A shares                         $609                   $891                   $1,194                   $2,054
-----------------------------------------------------------------------------------------------------------------------
Class B shares                         $202                   $624                   $1,073                   $2,161
-----------------------------------------------------------------------------------------------------------------------
Class C shares                         $202                   $624                   $1,073                   $2,317
-----------------------------------------------------------------------------------------------------------------------
Class P shares                         $147                   $456                     $787                   $1,724
-----------------------------------------------------------------------------------------------------------------------

[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

LORD ABBETT WAIVED A PORTION OF THE MANAGEMENT FEES AND SUBSIDIZED A PORTION OF THE OTHER EXPENSES OF THE FUND FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2001. THE TOTAL OPERATING EXPENSE RATIO WITH THE FEE WAIVER AND EXPENSE SUBSIDY IS 0.87% FOR CLASS A SHARES; 1.48% FOR CLASS B AND CLASS C SHARES; AND 0.93% FOR CLASS P. LORD ABBETT MAY STOP WAIVING THE MANAGEMENT FEES AND SUBSIDIZING THE OTHER EXPENSES AT ANY TIME.

12b-1 FEES refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.

                                           LIMITED DURATION U.S. GOVERNMENT FUND


GOAL

      The Fund's investment objective is to seek a high level of income from a portfolio consisting primarily of limited duration U.S. Government securities. The Fund is not a money market fund.

PRINCIPAL STRATEGY

      To pursue its goal, the Fund primarily invests in short- and intermediate-duration U.S. Government securities which the Fund expects will produce a high level of income. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings, in direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and certain obligations issued or guaranteed by U.S. Government agencies and instrumentalities (including mortgage-related securities), such as:

      -  FEDERAL HOME LOAN BANKS

      -  FEDERAL HOME LOAN MORTGAGE CORPORATION

      -  FEDERAL NATIONAL MORTGAGE ASSOCIATION

      -  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION

      The Fund will provide shareholders with at least 60 days notice of any change in this 80% policy. The Fund attempts to manage, but not eliminate, interest rate risk through its management of the average duration of the securities it holds. Duration is a mathematical concept that measures a portfolio's exposure to interest rate changes. The Fund expects to maintain its average duration range between one and four years. The higher the Fund's duration, the more sensitive it is to interest rate risk.

      The Fund may engage in active and frequent trading of its portfolio securities to achieve its principal investment strategies and can be expected to have a portfolio turnover rate substantially in excess of 100%. For the fiscal year ended November 30, 2001, the portfolio turnover rate for the Fund was %. This rate varies from year to year. High turnover increases transaction costs and may increase taxable capital gains.

MAIN RISKS

      The Fund is subject to the general risks and considerations associated with investing in debt securities. Although the U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline in value. Likewise, the value of your investment will change as interest rates fluctuate and in response to market movements. The Fund does not attempt to maintain a stable net asset value.

      The mortgage-related securities in which the Fund may invest, including collateralized mortgage obligations ("CMOs"), may be particularly sensitive to changes in prevailing interest rates. The holders of the underlying mortgages may be able to repay principal in advance and may do so, especially when interest rates are falling. When mortgages are prepaid, the Fund may have to reinvest in securities with a lower yield. Conversely, principal payments may arrive at a slower pace in times of rising interest rates. The Fund may then be unable to invest in higher yielding securities. These circumstances may result in lower performance for the Fund.

      An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIDENOTE]

WE OR THE FUND OR LIMITED DURATION FUND refers to Limited Duration U.S. Government Series, a series of the Company.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

                                                        Symbols: Class A - LALDX
                                                                 Class C - LDLAX

PERFORMANCE

      The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

      The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

Bar Chart (per calendar year)--Class A Shares

[CHART]

                        94                     -3.5%
                        95                     10.1%
                        96                      1.3%
                        97                      6.9%
                        98                      6.6%
                        99                      2.8%
                        00                      9.2%
                        01

BEST QUARTER               3rd Q '98                                3.4%

WORST QUARTER              1st Q '94                               -2.8%

      The table below shows how the average annual total returns of the Fund's Class A, B and C shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

Average Annual Total Returns Through December 31, 2001


SHARE CLASS                                                  1 YEAR             5 YEARS                  LIFE OF FUND
Class A shares                                                  %                  %                       %(1)
-------------------------------------------------------------------------------------------------------------------------
Class B shares
-------------------------------------------------------------------------------------------------------------------------
Class C shares                                                  %                                          %(1)
-------------------------------------------------------------------------------------------------------------------------
Lehman Intermediate                                             %                  %                       %(3)
Government Bond Index(2)                                                                                   %(4)
-------------------------------------------------------------------------------------------------------------------------


(1)  The date of inception for each class is: A - 11/4/93; and C - 7/15/96.

(2) Performance for the unmanaged index does not reflect fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.

(3) Represents total returns for the period 10/31/93 to 12/31/01, to correspond with Class A inception date.

(4) Represents total returns for the period 7/31/96 to 12/31/01, to correspond with Class C inception date.

FEES AND EXPENSES

      This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table


                                                                      CLASS A     CLASS B(1)      CLASS C       CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
(as a % of offering price)                                             3.25%         none          none          none
------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")(2)                     none(3)       5.00%         1.00%(4)      none
------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets) (as a % of average net assets)
------------------------------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                                     0.50%                       0.50%         0.50%
------------------------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees(5)                               0.39%                       1.00%         0.45%
------------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                         0.45%                       0.45%         0.45%
------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses(6)                                            1.34%                       1.95%         1.40%
------------------------------------------------------------------------------------------------------------------------------


(1) Class B shares will convert to Class A shares on the eigth anniversary of your original purchase of Class B shares.

(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.

(4) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(5) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(6) The annual operating expenses are based on estimated expenses for the current fiscal period.


Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                           1 YEAR                 3 YEARS                 5 YEARS                10 YEARS
Class A shares                         $457                   $736                   $1,035                   $1,885
---------------------------------------------------------------------------------------------------------------------------
Class B shares
---------------------------------------------------------------------------------------------------------------------------
Class C shares                         $298                   $612                   $1,052                   $2,275
---------------------------------------------------------------------------------------------------------------------------
Class P shares                         $143                   $443                  $   766                   $1,680
---------------------------------------------------------------------------------------------------------------------------
You would have paid the following expenses if you did not redeem your shares:
Class A shares                         $457                   $736                   $1,035                   $1,885
---------------------------------------------------------------------------------------------------------------------------
Class B shares
---------------------------------------------------------------------------------------------------------------------------
Class C shares                         $198                   $612                   $1,052                   $2,275
---------------------------------------------------------------------------------------------------------------------------
Class P shares                         $143                   $443                  $   766                   $1,680>
---------------------------------------------------------------------------------------------------------------------------


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

LORD ABBETT HAS WAIVED A PORTION OF THE MANAGEMENT FEES AND SUBSIDIZED A PORTION OF THE OTHER EXPENSES OF THE FUND FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2001. THE TOTAL OPERATING EXPENSE RATIO WITH FEE WAIVER AND EXPENSE SUBSIDY IS 0.30% FOR CLASS A; 1.29% FOR CLASS C; AND 0.74% FOR CLASS P. LORD ABBETT MAY STOP WAIVING THE MANAGEMENT FEES AND SUBSIDIZING THE OTHER EXPENSES AT ANY TIME.

12b-1 FEES refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

THE 12b-1 PLAN FOR THE FUND WILL NOT BECOME OPERATIVE FOR CLASS A SHARES UNTIL THE CLASS A SHARES NET ASSETS REACH $100 MILLION.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.

                                                            U.S. GOVERNMENT FUND


GOAL

      The Fund's investment objective is high current income consistent with reasonable risk. By reasonable risk we mean that the volatility the Fund is expected to have over time will approximate that of the Lehman Brothers Government Bond Index.

PRINCIPAL STRATEGY

      To pursue its goal, the Fund primarily invests in U.S. government securities which the Fund expects will produce high current income consistent with reasonable risk. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings, in obligations issued by the U.S. Treasury and certain obligations issued or guaranteed by U.S. Government agencies and instrumentalities (including mortgage-related securities), such as:

      -  FEDERAL HOME LOAN BANKS

      -  FEDERAL HOME LOAN MORTGAGE CORPORATION

      -  FEDERAL NATIONAL MORTGAGE ASSOCIATION

      -  FEDERAL FARM CREDIT BANK

      -  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION

      -  STUDENT LOAN MARKETING ASSOCIATION

      -  TENNESSEE VALLEY AUTHORITY

      The Fund will provide shareholders with at least 60 days notice of any change in this 80% policy. The Fund attempts to manage, but not eliminate, interest rate risk through its management of the average duration of the securities it holds. Duration is a mathematical concept that measures a portfolio's exposure to interest rate changes. The Fund expects to maintain its average duration range between three and eight years. The higher the Fund's duration, the more sensitive it is to interest rate risk.

      The Fund may engage in active and frequent trading of its portfolio securities to achieve its principal investment strategies and can be expected to have a portfolio turnover rate substantially in excess of 100%. For the fiscal year ended November 30, 2001, the portfolio turnover
      rate for the Fund was    %. This rate varies from year to year. High
      turnover increases transaction costs and may increase taxable capital gains.

MAIN RISKS

      The Fund is subject to the general risks and considerations associated with investing in debt securities. Although the U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements. When interest rates rise, the value of debt securities are likely to decline. Likewise, the value of your investment will change as interest rates fluctuate and in response to market movements. The Fund does not attempt to maintain a stable net asset value.

      The mortgage-related securities in which the Fund may invest, including collateralized mortgage obligations ("CMOs"), may be particularly sensitive to changes in prevailing interest rates. The holders of the underlying mortgages may be able to repay principal in advance and may do so, especially when interest rates are falling. When mortgages are prepaid, the Fund may have to reinvest in securities with a lower yield. Conversely, principal payments may arrive at a slower pace in times of rising interest rates. The Fund may then be unable to invest in higher yielding securities. These circumstances may result in lower performance for the Fund.

      An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIDENOTE]

WE OR THE FUND OR U.S. GOVERNMENT FUND refers to U.S. Government Securities Fund, a portfolio of the Company.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

                                                        Symbols: Class A - LAGVX
                                                                 Class B - LAVBX
                                                                 Class C - LAUSX

PERFORMANCE

      The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

      The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

Bar Chart (per calendar year)--Class A Shares

[CHART]

                       92                      7.1%
                       93                      9.2%
                       94                     -4.3%
                       95                     15.7%
                       96                      1.7%
                       97                      9.2%
                       98                      7.9%
                       99                     -1.6%
                       00                     11.4%
                       01

BEST QUARTER              3rd Q '91                                 6.8%

WORST QUARTER             1st Q '94                                -3.4%

      The table below shows how the average annual total returns of the Fund's Class A, B and C shares compare to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.


Average Annual Total Returns Through December 31, 2001


SHARE CLASS                                         1 YEAR         5 YEARS         10 YEARS              LIFE OF FUND
Class A shares                                         %              %                %                    %(1)
------------------------------------------------------------------------------------------------------------------------
Class B shares                                         %                                                    %(1)
------------------------------------------------------------------------------------------------------------------------
Class C shares                                         %                                                    %(1)
------------------------------------------------------------------------------------------------------------------------
Lehman Government Bond Index(2)                        %              %                %                    %(3)
                                                                                                            %(4)
------------------------------------------------------------------------------------------------------------------------

(1) The date of inception for each class are: A - 1/1/82; B - 8/1/96; and C - 7/15/96.

(2) Performance for the unmanaged index does not reflect fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.

(3) Represents total returns for the period 12/31/81 to 12/31/01, to correspond with Class A inception date.

(4) Represents total returns for the period 7/31/96 to 12/31/01, to correspond with Class B and Class C inception date.

FEES AND EXPENSES

      This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table

                                                                CLASS A        CLASS B(1)        CLASS C          CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
(as a % of offering price)                                         4.75%           none              none            none
----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")(2)                 none(3)         5.00%             1.00%(4)        none
----------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets) (as a % of average net assets)
----------------------------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                                  0.50%          0.50%            0.50%            0.50%
----------------------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees(5)                            0.39%          1.00%            1.00%            0.45%
----------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                      0.27%          0.27%            0.27%            0.27%
----------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses(6)                                         1.16%          1.77%            1.77%            1.22%
----------------------------------------------------------------------------------------------------------------------------


(1) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.

(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.

(4) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(5) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(6) The annual operating expenses are based on estimated expenses for the current fiscal period.


Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                           1 YEAR                 3 YEARS                 5 YEARS                10 YEARS
Class A shares                         $588                   $826                   $1,083                   $1,187
----------------------------------------------------------------------------------------------------------------------
Class B shares                         $680                   $857                   $1,159                   $1,924
----------------------------------------------------------------------------------------------------------------------
Class C shares                         $280                   $557                  $   959                   $2,084
----------------------------------------------------------------------------------------------------------------------
Class P shares                         $124                   $387                  $   670                   $1,477
----------------------------------------------------------------------------------------------------------------------
You would have paid the following expenses if you did not redeem your shares:
----------------------------------------------------------------------------------------------------------------------
Class A shares                         $588                   $826                   $1,083                   $1,817
----------------------------------------------------------------------------------------------------------------------
Class B shares                         $180                   $557                  $   959                   $1,924
----------------------------------------------------------------------------------------------------------------------
Class C shares                         $180                   $557                  $   959                   $2,084
----------------------------------------------------------------------------------------------------------------------
Class P shares                         $124                   $387                  $   670                   $1,477
----------------------------------------------------------------------------------------------------------------------

[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.

ADDITIONAL INVESTMENT TECHNIQUES

      This section describes some of the investment techniques used by each Fund and the Balanced Fund's underlying Funds and some, but not all, of their associated risks. None of these techniques are principal strategies of the Funds.

      ADJUSTING INVESTMENT EXPOSURE. Each Fund and the Balanced Fund's underlying Funds will be subject to the risks associated with investments. Each Fund and the Balanced Fund's underlying Funds may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, each Fund and the Balanced Fund's underlying Funds may seek to hedge against certain market risks. These strategies may involve, with board approval, effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with the Fund's or underlying fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

      CONVERTIBLE SECURITIES. The Affiliated Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities, but tend to be less volatile and produce more income than their underlying common stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

      FOREIGN SECURITIES. Certain of the underlying funds in which the Balanced Fund may invest may invest up to 10% (20% in the case of Bond-Debenture
      Fund) of their assets in foreign securities. The High Yield Fund may invest 20% of its assets in foreign securities.

      Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher, in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.

      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Certain of the underlying funds in which the Balanced Fund may invest, as well as the High Yield Fund, Limited Duration U.S. Government Fund and U.S. Government Fund, may enter into financial futures contracts and options thereon for bona fide hedging purposes or to pursue risk management strategies. These transactions involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or in over the counter market ("OTC"). Each of these above-named funds may not purchase or sell futures contracts or options on futures contracts on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

      OPTIONS TRANSACTIONS. Certain of the underlying funds in which the Balanced Fund may invest, as well as the High Yield Fund, Limited Duration U.S. Government Fund and U.S. Government Fund, may purchase and write put and call options on securities and indices that are traded on national securities exchanges. Each of these above-named funds will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. A fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. A fund may only sell (write) covered call options having an aggregate market value of less than 25% of its total assets.

RISKS OF FUTURES OPTIONS AND FUTURES. A fund's transactions, if any, in futures, options on futures and other options involve additional risk of loss. Loss may result from a lack of correlation between changes in the value of these derivative instruments and the fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these investment techniques also involves the risk of loss if Lord Abbett is incorrect in its expectation of fluctuations in securities prices. In addition, the loss that may be incurred by the funds in entering into futures contracts and in writing call options is potentially unlimited and may exceed the amount of the premium received.

MANAGEMENT

      The investment adviser of each Fund is Lord, Abbett & Co., located at 90 Hudson St., Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $38 billion in more than 40 mutual funds and other advisory accounts. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.

     Lord Abbett is entitled to a monthly fee based on the following Funds' average daily net assets for each month at the annual rate set forth below:

         .75 of 1% for Balanced Fund
         .60 of 1% for High Yield Fund and
         .50 of 1% for Limited Duration U.S. Government Fund.

      For the fiscal year ended November 30, 2001, Lord Abbett waived its entire management fees for the Balanced Fund, and waived a portion of its management fees for High Yield Fund and Limited Duration U.S. Government Fund. Lord Abbett also subsidized a portion of the other expenses for High Yield Fund and Limited Duration U.S. Government Fund.

      Lord Abbett is entitled to a monthly fee based on U.S. Government Fund's average daily net assets for each month at the annual rate set forth below:

         .50 of 1% on the first $3 billion of average daily net assets and .45 of 1% on its assets over $3 billion.

      For the fiscal year ended November 30, 2001, the fees paid to Lord Abbett were at an effective annual rate of .50 of 1% for the U.S. Government Fund. Each Fund pays all expenses not expressly assumed by Lord Abbett.

      INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments.

      BALANCED FUND. Robert S. Dow, Managing Partner and Chief Investment Officer of Lord Abbett, Zane E. Brown, Partner and Director of Fixed Income of Lord Abbett, and Robert G. Morris, Partner and Director of Equity Investments of Lord Abbett, oversee and review the allocation and investment of the Fund's assets in underlying funds. Mr. Dow began his tenure with Lord Abbett in 1972. Mr. Brown has been with Lord Abbett since 1992. Mr. Morris has been with Lord Abbett since 1991.

      HIGH YIELD FUND. Christopher J. Towle, Partner of Lord Abbett, heads the team, the other senior members of which include Richard Szaro, Michael S. Goldstein and Thomas Baade. Messrs. Towle and Szaro have been with Lord Abbett since 1988 and 1983, respectively. Mr. Goldstein has been with Lord Abbett since 1997. Before joining Lord Abbett, Mr. Goldstein was a bond trader for Credit Suisse Asset Management Associates from August 1992 through April 1997. Mr. Baade joined Lord Abbett in 1998; prior to that he was a credit analyst with Greenwich Street Advisors from 1990 to 1998.

      LIMITED DURATION U.S. GOVERNMENT FUND AND U.S. GOVERNMENT FUND. Robert I. Gerber, Partner of Lord Abbett heads the team, the other senior members of which include Walter H. Prahl and Robert A. Lee. Mr. Gerber joined Lord Abbett in July 1997 as Director of Taxable Fixed Income. Before joining Lord Abbett, Mr. Gerber served as a Senior Portfolio Manager at Sanford C. Bernstein & Co., Inc. since 1992. Mr. Prahl joined Lord Abbett in 1997 as Director of Quantitative Research, Taxable Fixed Income. Before joining Lord Abbett, Mr. Prahl served as a Fixed Income Research Analyst at Sanford C. Bernstein & Co., Inc. since 1994. Mr. Lee joined Lord Abbett in 1997 as a Fixed Income Portfolio Manager; prior to that he served as a Portfolio Manager at ARM Capital Advisors since 1995.

                               YOUR INVESTMENT

PURCHASES

     This prospectus offers four classes of shares, Classes A, B, C and P for the Balanced Fund, High Yield Fund, U.S. Government Fund and Limited Duration U.S. Government Fund, each with different expenses and dividends. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form. A front-end sales charge may be added to the NAV in the case of the Class A shares. There is no front-end sales charge in the case of Class B, Class C and Class P shares, although there may be a contingent deferred sales charge ("CDSC") as described below.

     You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. You should discuss pricing options with your investment professional.

     FOR MORE INFORMATION, SEE "CAPITAL STOCK AND OTHER SECURITIES" IN THE STATEMENT OF ADDITIONAL INFORMATION.

     We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

--------------------------------------------------------------------------------
SHARE CLASSES
--------------------------------------------------------------------------------
 CLASS A    -  normally offered with a front-end sales charge

 CLASS B    -  no front-end sales charge, but a CDSC is applied to shares redeemed before the sixth anniversary of purchase

            -  higher annual expenses than Class A shares

            -  automatically converts to Class A shares after eight years

 CLASS C    -  no front-end sales charge, but a CDSC is applied to shares redeemed before the first anniversary of purchase

            -  higher annual expenses than Class A shares

 CLASS P    -  no front-end sales charge and no CDSC

            -  available only to certain investors


FRONT-END SALES CHARGES - CLASS A SHARES
(Balanced Fund Only)

                                                               TO COMPUTE       MAXIMUM DEALER'S
                            AS A % OF         AS A % OF      OFFERING PRICE        CONCESSION
YOUR INVESTMENT          OFFERING PRICE    YOUR INVESTMENT    DIVIDE NAV BY   (% OF OFFERING PRICE)
---------------------------------------------------------------------------------------------------
Less than $50,000             5.75%             6.10%               .9425             5.00%
---------------------------------------------------------------------------------------------------
$50,000 to $99,999            4.75%             4.99%               .9525             4.00%
---------------------------------------------------------------------------------------------------
$100,000 to $249,999          3.95%             4.11%               .9605             3.25%
---------------------------------------------------------------------------------------------------
$250,000 to $499,999          2.75%             2.83%               .9725             2.25%
---------------------------------------------------------------------------------------------------
$500,000 to $999,999          1.95%             1.99%               .9805             1.75%
---------------------------------------------------------------------------------------------------
$1,000,000 and over      No Sales Charge                           1.0000
---------------------------------------------------------------------------------------------------

[SIDENOTE]

NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Fund's Board. Certain foreign securities that are primarily listed on foreign exchanges may trade on weekends or days when the Fund's NAV is not calculated. As a result, the Fund's NAV may be impacted on days when shareholders will not be able to purchase or redeem Fund shares.

 FRONT-END SALES CHARGES - CLASS A SHARES
 (High Yield and U.S. Government Securities Funds Only)


                                                              TO COMPUTE         MAXIMUM DEALER'S
                            AS A % OF         AS A % OF      OFFERING PRICE        CONCESSION
YOUR INVESTMENT          OFFERING PRICE    YOUR INVESTMENT   DIVIDE NAV BY    (% OF OFFERING PRICE)
---------------------------------------------------------------------------------------------------
Less than $100,000            4.75%              4.99%           .9525                4.00%
---------------------------------------------------------------------------------------------------
$100,000 to $249,999          3.95%              4.11%           .9605                3.25%
---------------------------------------------------------------------------------------------------
$250,000 to $499,999          2.75%              2.83%           .9725                2.25%
---------------------------------------------------------------------------------------------------
$500,000 to $999,999          1.95%              1.99%           .9805                1.75%
---------------------------------------------------------------------------------------------------
$1,000,000 and over      No Sales Charge                        1.0000
---------------------------------------------------------------------------------------------------


FRONT-END SALES CHARGES - CLASS A SHARES
(Limited Duration U.S. Government Securities Fund Only)


                                                              TO COMPUTE         MAXIMUM DEALER'S
                            AS A % OF         AS A % OF      OFFERING PRICE        CONCESSION
YOUR INVESTMENT          OFFERING PRICE    YOUR INVESTMENT   DIVIDE NAV BY    (% OF OFFERING PRICE)
---------------------------------------------------------------------------------------------------
Less than $50,000             3.25%             3.36%            .9675                2.75%
---------------------------------------------------------------------------------------------------
$50,000 to $99,999            2.75%             2.83%            .9725                2.25%
---------------------------------------------------------------------------------------------------
$100,000 to $249,999          2.50%             2.56%            .9750                2.00%
---------------------------------------------------------------------------------------------------
$250,000 to $499,999          2.00%             2.04%            .9800                1.70%
---------------------------------------------------------------------------------------------------
$500,000 to $999,999          1.50%             1.52%            .9850                1.25%
---------------------------------------------------------------------------------------------------
$1,000,000 and over           1.00%             1.01%            .9900                1.00%
---------------------------------------------------------------------------------------------------


     WITH RESPECT TO EACH FUND EXCEPT THE LIMITED DURATION U.S. GOVERNMENT FUND, AN AMOUNT OF UP TO 1% OF AN INVESTMENT MAY BE PAID TO A DEALER WITH RESPECT TO PURCHASES OF $1 MILLION OR MORE AND PURCHASES BY CERTAIN RETIREMENT AND BENEFIT PLANS.

     REDUCING YOUR CLASS A FRONT-END SALES CHARGES. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

     - RIGHTS OF ACCUMULATION - A Purchaser may apply the value at public offering price of the Class A shares already owned to a new purchase of Class A shares of any ELIGIBLE FUND in order to reduce the sales charge.

     - LETTER OF INTENTION - A Purchaser of Class A shares can purchase additional Class A shares of any Eligible Fund over a 13-month period and receive the same sales charge as if all shares were purchased at once. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention may be backdated 90 days. Current holdings under Rights of Accumulation can be included in a Letter of Intention.

     The term "purchaser" includes: (1) an individual, (2) an individual and his or her spouse and children under the age of 21, and (3) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code. Please note that more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee be considered as one account); although, more than one beneficiary is involved.

     FOR MORE INFORMATION ON ELIGIBILITY FOR THESE PRIVILEGES, READ THE APPLICABLE SECTIONS IN THE ATTACHED APPLICATION.

     CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following circumstances:

     - purchases of $1 million or more, except with respect to the Limited Duration U.S. Government Fund *

     - purchases by RETIREMENT AND BENEFIT PLANS with at least 100 eligible employees, *

     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, *

[SIDENOTE]

ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored Fund except for (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such a Fund is not offered for sale; (2) Lord Abbett Series Fund, Inc. (3) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett Family of Funds). An Eligible Fund also is any Authorized Institution's affiliated money market Fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.

RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other retirement, savings or benefit plans, excluding individual Retirement Accounts.

Lord Abbett offers a variety of Retirement Plans. Call 800-253-7299 for information about:

-    Traditional, Rollover, Roth and Education IRAs

-    Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

-    Defined Contribution Plans

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

     - purchases made with dividends and distributions on Class A shares of another Eligible Fund,

     - purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares,

     - purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases made by or on behalf of Financial Intermediaries for clients that pay the Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases

     - purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or

     - purchases through an omnibus account of a dealer that features ten or fewer preferred mutual fund families, including the Lord Abbett family of funds, within 30 days of, and with the proceeds from, a redemption through the same dealer's omnibus account of shares of a mutual fund that were originally purchased subject to a sales charge.

     SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A LISTING OF OTHER CATEGORIES OF PURCHASERS WHO QUALIFY FOR CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE.


CONTINGENT DEFERRED SALES CHARGE (CDSC)

A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under Retirement Plans and Benefit Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, each Fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

2. shares held for six years or more (Class B) or two years or more after the month of purchase (Class A) or one year or more (Class C)

3. shares held the longest before the sixth anniversary of their purchase (Class B) or before the second anniversary after the month of purchase (Class A) or before the first anniversary of their purchase (Class C).


     *  THESE CATEGORIES MAY BE SUBJECT TO A CDSC.

     CLASS A SHARE CDSC. If you buy Class A shares under one of the starred (*) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares within 24 months after the month in which you initially purchased those shares, the Fund will normally collect a CDSC of 1% and remit it to the fund in which you originally purchased the shares.

     The Class A share CDSC generally will be waived for the following transactions:

     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement and Benefit Plans (documentation may be required).

     - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett family of funds.

[SIDENOTE]

Benefit Payment Documentation (Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Opening your Account."

     CLASS B SHARE CDSC (BALANCED FUND, HIGH YIELD FUND AND U.S. GOVERNMENT FUND
     ONLY). The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:


CONTINGENT DEFERRED SALES CHARGES - CLASS B SHARES
(Balanced Fund, High Yield Fund and U.S. Government Securities Fund Only)

ANNIVERSARY(1) OF THE DAY ON                    CONTINGENT DEFERRED SALES CHARGE
WHICH THE PURCHASE ORDER                        ON REDEMPTION (AS % OF AMOUNT
WAS ACCEPTED                                    SUBJECT TO CHARGE)
On                                Before
--------------------------------------------------------------------------------
                                  1st                        5.0%
--------------------------------------------------------------------------------
1st                               2nd                        4.0%
--------------------------------------------------------------------------------
2nd                               3rd                        3.0%
--------------------------------------------------------------------------------
3rd                               4th                        3.0%
--------------------------------------------------------------------------------
4th                               5th                        2.0%
--------------------------------------------------------------------------------
5th                               6th                        1.0%
--------------------------------------------------------------------------------
on or after the 6th(2)                                      None
--------------------------------------------------------------------------------

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to Class A shares on the eighth anniversary of the purchase of Class B shares.


     The Class B share CDSC generally will not be assessed under the following circumstances:

     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement and Benefit Plans

     - ELIGIBLE MANDATORY DISTRIBUTIONS under 403(b) Plans and individual retirement accounts

     -    death of the shareholder

     - redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

     SEE "SYSTEMATIC WITHDRAWAL PLAN" UNDER "SERVICES FOR FUND INVESTORS" BELOW FOR MORE INFORMATION ON CDSCS WITH RESPECT TO CLASS B SHARES.

     CLASS C SHARE CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of their purchase. The CDSC will be remitted to either Lord Abbett Distributor or the fund involved in the original purchase, depending on which entity originally paid the sales compensation to your dealer.

     CLASS P SHARES. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV in connection with (a) orders made by or on behalf of Financial Intermediaries for clients that pay the Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders; and (b) orders for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

SALES COMPENSATION

     As part of its plan for distributing shares, each Fund and LORD ABBETT DISTRIBUTOR pay sales and service compensation to AUTHORIZED INSTITUTIONS that sell the Fund's shares and service their shareholder accounts.

[SIDENOTE]

ELIGIBLE MANDATORY DISTRIBUTIONS. If Class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class B share investment bears to the total investment.

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     Sales compensation originates from two sources as shown in the table "Fees and Expenses": sales charges, which are paid directly by shareholders; and 12b-1 distribution fees that are paid by each Fund. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The total 12b-1 fees payable for each share class for the current fiscal year are .39% for Class A shares (consisting of .10% distribution fee, .25% service fee and one-time distribution fees of up to 1.00% payable at the time of sale to Authorized Institutions, such as your dealer on certain qualifying purchases), 1.00% of Class B and C shares (consisting of .75% distribution fee and .25% service fee), and .45% for Class P shares (consisting of .25% distribution fee and .20% service fee). The Rule 12b-1 Plans for Class A and Class P shares provide that the maximum payments that may be authorized by the Board are .50% and .75%, respectively. Sometimes we do not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we may not require payment of any otherwise applicable CDSC.

     ADDITIONAL CONCESSIONS TO AUTHORIZED INSTITUTIONS. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of Fund shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from a Fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or merchandise. The cash payments may include payment of various business expenses of the dealer.

     In selecting dealers to execute portfolio transactions for a Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares or shares of other Lord Abbett-sponsored funds.

     SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the Fund's Class A and Class C shares for activities that are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     SERVICE ACTIVITIES. We may pay Rule 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

[SIDENOTE]

AUTHORIZED INSTITUTIONS are institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. Lord Abbett Distributor is an Authorized Institution.

12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by a Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, the Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

OPENING YOUR ACCOUNT

     MINIMUM INITIAL INVESTMENT

     -  Regular Account (Balanced Fund, High Yield Fund and Limited Duration

        U.S. Government Fund)                                                       $1,000

        (U.S. Government Fund)                                                        $500

     -  Individual Retirement Accounts and
        403(b) Plans under the Internal Revenue Code                                  $250

     -  Uniform Gift to Minor Account                                                 $250

     -  Invest-A-Matic                                                                $250


     No minimum investment is required for certain Retirement and Benefit Plans and for certain purchases through financial intermediaries that charge their clients a fee for services that include investment advisory or management services.

     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor, or you can fill out the attached application and send it to the Fund you select at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.

     NAME OF FUND
     P.O. Box 219100
     Kansas City, MO 64121

     PROPER FORM. An order submitted directly to the Fund must contain: (1) a completed application, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Fund at 800-821-5129.

     BY EXCHANGE. Please call the Fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS

     Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129. To determine if a CDSC applies to a redemption, see "Class A Share CDSC," "Class B Share CDSC" or "Class C Share CDSC."

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative should call the Funds at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) of which the account is registered (or otherwise according to your instructions) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

[SIDENOTE]

SMALL ACCOUNTS. The Board may authorize closing any account in which there are fewer than 25 shares if it is in a Fund's best interest to do so.

ELIGIBLE GUARANTOR is any broker or bank that is a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

-  In the case of an estate -

   ROBERT A. DOE
   EXECUTOR OF THE ESTATE OF
   JOHN W. DOE

   [Date]

[GRAPHIC]


-  In the case of a corporation -
   ABC Corporation

   MARY B. DOE

   By Mary B. Doe, President

   [Date]

[GRAPHIC]

     If the signer has any Legal Capacity, (i.e., the authority of an individual to act on behalf of an entity or other person(s)) the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check in which you have the legal capacity to sign on behalf of another person or entity (i.e. on behalf of an estate or on behalf of a corporation)

     - a redemption check payable to anyone other than the shareholder(s) of record

     - a redemption check be mailed to an address other than the address of record

     - a redemption check payable to a bank other than the bank we have on file

     -    a redemption for $50,000 or more.

DISTRIBUTIONS AND TAXES

     Each Fund expects to pay you dividends from its net investment income as follows: the Balanced and High Yield Funds normally declare and pay dividends from their net investment income monthly, while the Limited Duration and U.S. Government Funds normally declare dividends from their net investment income daily and pay them monthly. Each Fund distributes net capital gains (if any) annually as "capital gains distributions".

     Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct the Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, the Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on such reinvestments.

     The Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.

     If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

     Tax reporting information concerning Fund distributions will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out your application or by calling 800-821-5129.

FOR INVESTING

INVEST-A-MATIC      You can make fixed, periodic investments ($50 minimum) into
(Dollar-cost        your Fund account by means of automatic money transfers from
averaging)          your bank checking account. See the attached application for instructions.

DIV-MOVE You can automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

FOR SELLING SHARES

SYSTEMATIC          You may make regular withdrawals from most Lord Abbett
WITHDRAWAL          funds. Automatic cash withdrawals will be paid to you from
PLAN ("SWP")        your account in fixed or variable amounts. To establish a
                    plan, the value of your shares must be at least $10,000, except for Retirement and Benefit Plans for which there is no minimum. Your shares must be in non-certificate form.

CLASS B SHARES      The CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For Class B share SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation.

CLASS B AND         Redemption proceeds due to a SWP for Class B and Class C
C SHARES            shares will be  redeemed in the order described under "CDSC"
                    under "Purchases."

OTHER SERVICES

     TELEPHONE INVESTING. After we have received the attached application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Funds for an existing account. Each Fund will purchase the requested shares when it receives the money from your bank.

     EXCHANGES. You or your investment professional may instruct the Funds to exchange shares of any class for shares of the same class of any Eligible Fund. Instruction may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Funds must receive instructions for the exchange before the close of the NYSE on the day of your call in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes and will be taxable to you (see Distributions and Taxes section). Be sure to read the current prospectus for any fund into which you are exchanging.

     REINVESTMENT PRIVILEGE. If you sell shares of the Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

     HOUSEHOLDING. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report unless additional reports are specifically requested in writing to the Fund.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.


[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

EXCHANGE LIMITATIONS. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges and similar trading practices can disrupt management of the Funds and raise expenses. Accordingly, the Funds reserve the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Funds also may revoke the privilege for all shareholders upon 60 days' written notice. In addition, as stated under "Purchases," the Funds reserve the right to reject any purchase order, including purchase orders from shareholders whose trading has been or may be disruptive to the Funds.

                                                                   BALANCED FUND

                             FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended November 30, 2001 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


                                                                                  CLASS A SHARES
                                                      ------------------------------------------------------------------------------
                                                                                                                       YEAR ENDED
                                                                         PERIOD ENDED NOVEMBER 30,                     OCTOBER 31,

Per Share Operating Performance:                      2001    2000       1999       1998       1997        1996(e)        1996
NET ASSET VALUE, BEGINNING OF PERIOD                         $12.34     $12.87     $12.80     $11.81       $11.30        $10.71
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                          .58(a)     .54(a)     .54(a)     .47(a)       .03           .47
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------------------
  gain (loss) on investments                                   (.01)       .61        .40       1.15          .52           .73
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                .57       1.15        .94       1.62          .55          1.20
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                         (.60)      (.54)      (.52)      (.46)        (.04)         (.46)
------------------------------------------------------------------------------------------------------------------------------------
 Net realized gain                                             (.67)     (1.14)      (.35)      (.17)          --          (.15)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           (1.27)     (1.68)      (.87)      (.63)        (.04)         (.61)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $11.64     $12.34     $12.87     $12.80       $11.81        $11.30
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                                4.85%     10.01%      7.69%     14.24%        4.89%(c)     11.55%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver and expense reductions              .36%       .25%       .27%      1.10%         .07%(c)       .93%
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver and expense reductions             1.51%      1.00%       .92%      1.53%         .11%(c)      1.59%
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                         4.94%      4.41%      4.28%      3.89%         .26%(c)      4.18%
------------------------------------------------------------------------------------------------------------------------------------



                                                    CLASS B SHARES
                                         ---------------------------------------

                                               PERIOD ENDED NOVEMBER 30,

Per Share Operating Performance:          2000           1999          1998(d)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $12.32         $12.86         $13.14
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
--------------------------------------------------------------------------------
 Net investment income                      .53(a)         .52(a)         .25(a)
--------------------------------------------------------------------------------
 Net realized and unrealized
--------------------------------------------------------------------------------
  gain (loss) on investments               (.04)           .52           (.28)
--------------------------------------------------------------------------------
Total from investment operations            .49           1.04           (.03)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
--------------------------------------------------------------------------------
 Net investment income                     (.51)          (.44)          (.25)
--------------------------------------------------------------------------------
 Net realized gain                         (.67)         (1.14)            --
--------------------------------------------------------------------------------
Total distributions                       (1.18)         (1.58)          (.25)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $11.63         $12.32         $12.86
--------------------------------------------------------------------------------
TOTAL RETURN(b)                            4.22%          9.03%      (0.16)%(c)
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------
 Expenses, including waiver and
 expense reductions                        1.00%          1.00%           .61%(c)
--------------------------------------------------------------------------------
 Expenses, excluding waiver and
 expense reductions                        2.15%          1.75%          1.26%(c)
--------------------------------------------------------------------------------
 Net investment income                     4.52%          4.28%          1.98%(c)
--------------------------------------------------------------------------------



                                                                           CLASS C SHARES
                                         --------------------------------------------------------------------------------------
                                                                                                                   YEAR ENDED
                                                               PERIOD ENDED NOVEMBER 30,                           OCTOBER 31,

Per Share Operating Performance:          2000           1999           1998           1997          1996(e)         1996(d)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $12.31         $12.85         $12.78         $11.79         $11.29          $10.73
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------------------
 Net investment income                      .50(a)         .52(a)         .41(a)         .35(a)         .01             .04
-------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
-------------------------------------------------------------------------------------------------------------------------------
  gain (loss) on investments               (.02)           .52            .40           1.15            .53             .63
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations            .48           1.04            .81           1.50            .54             .67
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
-------------------------------------------------------------------------------------------------------------------------------
 Net investment income                     (.51)          (.44)          (.39)          (.34)          (.04)           (.07)
-------------------------------------------------------------------------------------------------------------------------------
 Net realized gain                         (.67)         (1.14)          (.35)          (.17)            --            (.04)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                       (1.18)         (1.58)          (.74)          (.51)          (.04)           (.11)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $11.61         $12.31         $12.85         $12.78         $11.79          $11.29
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                            4.12%          9.03%          6.62%         13.14%          4.76%(c)        7.78%(c)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver and
 expense reductions                        1.00%          1.00%          1.26%          2.08%           .16%(c)         .62%(c)
-------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver and
 expense reductions                        2.15%          1.75%          1.91%          2.51%           .20%(c)         .77%(c)
-------------------------------------------------------------------------------------------------------------------------------
 Net investment income                     4.28%          4.28%          3.24%          2.88%           .17%(c)         .70%(c)
-------------------------------------------------------------------------------------------------------------------------------


                                                                  PERIOD ENDED NOVEMBER 30,
                                         ------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES:          2000         1999         1998        1997       1996(e)     1996
NET ASSETS, END OF YEAR (000)             $106,665     $100,130      $57,675     $20,340     $11,406    $10,988
-----------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                     3.86%        8.30%       131.36%     216.07%     10.05%     187.78%
-----------------------------------------------------------------------------------------------------------------

(a)  Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes reinvestment of all distributions.

(c)  Not annualized.

(d)  Commencement of offering (Class B shares: May 1, 1998 and Class C shares:
     July 15, 1996) respective class shares.

(e)  For the one month ended November 30, 1996.

                                                                 HIGH YIELD FUND

FINANCIAL HIGHLIGHTS

     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended November 30, 2001 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


                                               CLASS A SHARES                CLASS B SHARES                 CLASS C SHARES
                                         -------------------------------------------------------------------------------------------
                                                 YEAR ENDED                    YEAR ENDED                     YEAR ENDED
                                                NOVEMBER 30,                  NOVEMBER 30,                   NOVEMBER 30,

Per Share Operating Performance:         2001     2000      1999(a)     2001     2000      1999(a)     2001    2000       1999(a)
NET ASSET VALUE, BEGINNING OF PERIOD             $9.72      $10.08              $9.70      $10.08              $9.70      $10.08
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income(b)                          .85(e)      .83                .79(e)      .78                .79(e)      .78
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------------------
  loss on investments                            (1.25)(e)    (.34)             (1.24)(e)    (.37)             (1.24)(e)    (.37)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                  (.40)        .49               (.45)        .41               (.45)        .41
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                            (.93)       (.85)              (.88)       (.79)              (.88)       (.79)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $8.39       $9.72              $8.37       $9.70              $8.37       $9.70
------------------------------------------------------------------------------------------------------------------------------------
Total Return(c)                                  (4.60)%      4.99%(d)          (5.17)%      4.22%(d)          (5.17)%      4.21%(d)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver and
  expense reductions                               .86%        .46%(d)           1.48%        .90%(d)           1.48%        .90%(d)
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver and
 expense reductions                               1.37%       1.25%(d)           1.99%       1.45%(d)           1.99%       1.45%(d)
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                            9.18%(e)    8.44%(d)           8.57%(e)    7.92%(d)           8.60%(e)    7.92%(d)
------------------------------------------------------------------------------------------------------------------------------------


                                                                                            YEAR ENDED NOVEMBER 30,
                                                                           ---------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES:                                                    2001         2000         1999(a)

NET ASSETS, END OF YEAR (000)                                                                     $31,847       $28,689
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                           80.53%        109.57%
------------------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations - 12/31/98.

(b)  Calculated using average shares outstanding during the year.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d)  Not annualized.

(e)  Includes impact of amortization of premium.

                                     LIMITED DURATION U.S. GOV'T SECURITIES FUND

FINANCIAL HIGHLIGHTS

      This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended November 30, 2001 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.


                                                                                CLASS A SHARES
                                                   ------------------------------------------------------------------------
                                                                                                               YEAR ENDED
                                                                           PERIOD ENDED NOVEMBER 30,          OCTOBER 31,
PER SHARE OPERATING PERFORMANCE:                      2001      2000        1999     1998     1997     1996(f)   1996
NET ASSET VALUE, BEGINNING OF PERIOD                           $4.34       $4.46    $4.40    $4.42    $4.39     $4.53
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
  Net investment income                                          .27(a)(e)   .27(a)   .26(a)   .25(a)   .02       .19
--------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
--------------------------------------------------------------------------------------------------------------------------
    gain (loss) on investments                                   .08(e)     (.15)     .04     (.02)     .03      (.07)
--------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                 .35         .12      .30      .23      .05       .12
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
--------------------------------------------------------------------------------------------------------------------------
  Net investment income                                         (.24)       (.24)    (.24)    (.25)    (.02)     (.26)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $4.45       $4.34    $4.46    $4.40    $4.42     $4.39
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                                 8.03%       3.05%    7.06%    5.46%    1.15%(c)  2.67%
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
  Expenses, including waiver and expense reductions              .29%        .32%     .47%     .51%     .11%(c)  1.81%
--------------------------------------------------------------------------------------------------------------------------
  Expenses, excluding waiver and expense reductions              .91%       1.00%    1.38%    1.40%     .13%(c)  2.73%
--------------------------------------------------------------------------------------------------------------------------
  Net investment income                                         6.27%(e)    6.21%    5.86%    5.81%     .41%(c)  4.58%
--------------------------------------------------------------------------------------------------------------------------


                                                                               CLASS C SHARES
                                                   ---------------------------------------------------------------------------------
                                                                                                                       YEAR ENDED
                                                                            PERIOD ENDED NOVEMBER 30,                  OCTOBER 31,
PER SHARE OPERATING PERFORMANCE:                   2001   2000          1999         1998        1997       1996(f)      1996(D)
NET ASSET VALUE, BEGINNING OF PERIOD                     $4.33          $4.47       $4.40       $4.42       $4.39        $4.34
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income                                    .23(a)(e)      .23(a)      .22(a)      .21(a)      .01          .07
------------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------------------
    gain (loss) on investments                             .08(e)        (.17)        .05        (.02)        .04          .05
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                           .31            .06         .27         .19         .05          .12
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
------------------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                    (.20)          (.20)       (.20)       (.21)       (.02)        (.07)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $4.44          $4.33       $4.47       $4.40       $4.42        $4.39
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                           7.23%          1.33%       6.23%       4.45%       1.09%(c)     2.98%(c)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
  Expenses, including waiver and expense reductions       1.29%          1.29%       1.35%       1.44%        .19%(c)      .69%(c)
------------------------------------------------------------------------------------------------------------------------------------
  Expenses, excluding waiver and expense reductions       1.91%          1.97%       2.26%       2.32%        .21%(c)      .77%(c)
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income                                   5.35%(e)       5.30%       4.94%       4.84%        .33%(c)     1.26%(c)
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                            YEAR ENDED
                                                               YEAR ENDED NOVEMBER 30,                      OCTOBER 31
                                   ----------------------------------------------------------------------- ------------
SUPPLEMENTAL DATA FOR ALL CLASSES:  2001   2000          1999          1998          1997         1996(f)       1996
Net assets, end of year (000)            $13,479       $16,249       $11,000       $10,276       $12,696       $12,735
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                   448.04%       310.16%       346.67%       343.53%       175.98%       340.62%
-----------------------------------------------------------------------------------------------------------------------

(a)   Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)   Not annualized.
(d)   Commencement of offering of class shares (Class C - July 15, 1996).
(e)   Includes impact of amortization of premium.
(f)   For the one month ended November 30, 1996.

                                                 U.S. GOVERNMENT SECURITIES FUND

FINANCIAL HIGHLIGHTS

      This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended November 30, 2001 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.


                                                                        CLASS A SHARES
                                                 -----------------------------------------------------------------
                                                                      YEAR ENDED NOVEMBER 30,
PER SHARE OPERATING PERFORMANCE:                 2001    2000            1999        1998        1997         1996
NET ASSET VALUE, BEGINNING OF YEAR                     $2.45             $2.64       $2.59       $2.63       $2.73
------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------
  Net investment income (net of interest expense)        .14(a)(c)(f)      .15(a)      .17(a)      .20(a)      .22
------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
------------------------------------------------------------------------------------------------------------------
    gain (loss) on investments                           .08(f)           (.18)        .05        (.03)       (.11)
------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                         .22              (.03)        .22         .17         .11
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
------------------------------------------------------------------------------------------------------------------
  Net investment income                                 (.16)             (.16)       (.17)       (.21)       (.21)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                           $2.51             $2.45       $2.64       $2.59       $2.63
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                         8.68%             (.72)%      8.86%       6.67%       4.41%
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------------
  Expenses, including expense reductions                1.11%(g)          1.02%        .96%        .92%        .88%
------------------------------------------------------------------------------------------------------------------
  Expenses, excluding expense reductions                1.12%(g)          1.02%        .96%        .92%        .88%
------------------------------------------------------------------------------------------------------------------
  Net investment income                                 5.75%(f)          6.07%       6.36%       7.82%       8.12%
------------------------------------------------------------------------------------------------------------------


                                              CLASS B SHARES
                              ---------------------------------------------------------
                                         YEAR ENDED NOVEMBER 30,
PER SHARE OPERATING
  PERFORMANCE:                 2001  2000           1999      1998     1997    1996(d)
NET ASSET VALUE, BEGINNING
  OF PERIOD                         $2.45          $2.64    $2.58    $2.63    $2.57
---------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------
  Net investment income
    (net of interest expense)         .12(a)(c)(f)   .14(a)   .14(a)   .18(a)   .06
---------------------------------------------------------------------------------------
  Net realized and unrealized
    gain (loss) on investments        .09(f)        (.19)     .07     (.04)     .06
---------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
    OPERATIONS                        .21           (.05)     .21      .14      .12
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
---------------------------------------------------------------------------------------
  Net investment income              (.14)          (.14)    (.15)    (.19)    (.06)
---------------------------------------------------------------------------------------
NET ASSET VALUE, END
  OF PERIOD                         $2.52          $2.45    $2.64    $2.58    $2.63
---------------------------------------------------------------------------------------
TOTAL RETURN(b)                      8.39%         (1.43)%   8.49%    5.47%    5.45%(e)
---------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------------
  Expenses, including
    expense reductions               1.76%(g)       1.69%    1.66%    1.64%     .48%(e)
---------------------------------------------------------------------------------------
  Expenses, excluding
    expense reductions               1.77%(g)       1.69%    1.66%    1.64%     .84%(e)(f)
---------------------------------------------------------------------------------------
  Net investment income              5.10%(f)       5.33%    5.36%    6.77%    2.21%(e)
---------------------------------------------------------------------------------------
                                             CLASS C SHARES
                              ------------------------------------------------------
                                         YEAR ENDED NOVEMBER 30,
PER SHARE OPERATING
  PERFORMANCE:                2001 2000         1999      1998     1997    1996(d)
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $2.45          $2.65    $2.59    $2.63    $2.55
---------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------
  Net investment income
    (net of interest expense)       .13(a)(c)(f)   .14(a)   .15(a)   .18(a)   .07
---------------------------------------------------------------------------------------
  Net realized and unrealized
    gain (loss) on investments      .08(f)        (.20)     .06     (.03)     .08
---------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
    OPERATIONS                      .21           (.06)     .21      .15      .15
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
---------------------------------------------------------------------------------------
  Net investment income            (.14)          (.14)    (.15)    (.19)    (.07)
---------------------------------------------------------------------------------------
NET ASSET VALUE, END
  OF PERIOD                       $2.52          $2.45    $2.65    $2.59    $2.63
---------------------------------------------------------------------------------------
TOTAL RETURN(b)                    8.38%         (1.80)%   8.47%    5.86%    6.49%(e)
---------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------------
  Expenses, including
    expense reductions             1.76%(g)       1.64%    1.62%    1.55%     .60%(e)
---------------------------------------------------------------------------------------
  Expenses, excluding
    expense reductions             1.77%(g)       1.64%    1.62%    1.55%     .60%(e)
---------------------------------------------------------------------------------------
  Net investment income            5.15(f)        5.46%    5.69%    7.25%    2.60%(e)
---------------------------------------------------------------------------------------


                                                                  YEAR ENDED NOVEMBER 30,
                                        ----------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES:      2001       2000             1999             1998             1997              1996
NET ASSETS, END OF YEAR (000)                   $1,250,300       $1,505,590       $1,902,404       $2,286,412       $2,907,291
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                             406.10%          396.37%          399.64%          712.82%          820.59%
-------------------------------------------------------------------------------------------------------------------------------

(a)   Calculated using average shares outstanding during the period
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)   Interest expense is less than $0.01.
(d) Commencement of offering of class shares (Class B shares: August 1, 1996 and Class C shares: July 15, 1996).
(e)   Not annualized.
(f)   Includes impact of amortization of premium.
(g)   Ratio includes interest expense.

                             ADDITIONAL INFORMATION

More information on these Funds is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT

Describes the Funds, lists portfolio holdings, contains a letter from the Fund's manager discussing recent market conditions and each Fund's investment strategies and contains additional performance information.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

Lord Abbett Investment Trust -
        Balanced Series
        High Yield Fund
        Limited Duration U.S. Government Securities Series
        U.S. Government Securities Series

                                                                      LAIT-1-400
                                                                          (4/01)

TO OBTAIN INFORMATION

BY TELEPHONE.  Call each Fund at:
888-522-2388

BY MAIL.  Write to each Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

VIA THE INTERNET.
LORD, ABBETT & CO.
www.LordAbbett.com

Text only versions of Fund documents can be viewed online or downloaded from the
SEC: www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.


LORD ABBETT [LOGO]

               Lord Abbett Mutual Fund shares are distributed by:
                           LORD ABBETT DISTRIBUTOR LLC
              90 Hudson Street - Jersey City, New Jersey 07302-3973


                            SEC FILE NUMBER: 811-5876

                             ADDITIONAL INFORMATION

More information on these Funds is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT

Describes the Funds, lists portfolio holdings, contains a letter from the Fund's manager discussing recent market conditions and each Fund's investment strategies and contains additional performance information.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).





Lord Abbett Investment Trust -
        Balanced Series
        High Yield Fund
        Limited Duration U.S. Government Securities Series
        U.S. Government Securities Series



                                                                      LAIT-1-400
                                                                          (4/01)


BY TELEPHONE. Call each Fund at: 888-522-2388

BY MAIL.  Write to each Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

VIA THE INTERNET.
LORD, ABBETT & CO.
www.LordAbbett.com

Text only versions of Fund documents can be viewed online or downloaded from the SEC www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.



LORD ABBETT [LOGO]

               Lord Abbett Mutual Fund shares are distributed by:
                           LORD ABBETT DISTRIBUTOR LLC
              90 Hudson Street - Jersey City, New Jersey 07302-3973


                            SEC FILE NUMBER: 811-5876



                                                           PRESORTED STANDARD
                                                               US POSTAGE
                                                                  PAID
                                                               PERMIT 552
                                                              HACKENSACK NJ

LORD ABBETT                                                       APRIL 1, 2002

STATEMENT OF ADDITIONAL INFORMATION

                          LORD ABBETT INVESTMENT TRUST

               U.S. GOVERNMENT SECURITIES SERIES (CLASS A, B AND C)
      LIMITED DURATION U.S. GOVERNMENT SECURITIES SERIES (CLASS A, B AND C)
                       BALANCED SERIES (CLASS A, B AND C)
                       HIGH YIELD FUND (CLASS A, B AND C)



This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, New Jersey 07302-3973. This Statement of Information relates to, and should be read in conjunction with the Prospectus dated April 1, 2002.


Shareholder inquiries should be made by directly contacting Lord Abbett Distributor or by calling 800-821-5129. The Annual Report to Shareholders is available without charge, upon request by calling that number. In addition, you can make inquiries through your dealer.


   TABLE OF CONTENTS                                         PAGE

   1.      Fund History                                         2
   2.      Investment Policies                                  2
   3.      Management of the Funds                             13
   4.      Control Persons and Principal Holders of Securities 17
   5.      Investment Advisory and Other Services              17
   6.      Brokerage Allocations and Other Practices           18
   7.      Capital Stock and Other Securities                  19
   8.      Purchases, Redemptions and Pricing                  23
   9.      Taxation of the Funds                               27
   10.     Underwriter                                         28
   11.     Performance                                         30
   12.     Financial Statements                                31
           Appendix                                            32

                                       1.
                                  FUND HISTORY

Lord Abbett Investment Trust (the "Trust") was organized as a Delaware Business Trust on August 16, 1993, with an unlimited amount of shares of beneficial interest authorized. The Trust has six funds, four of which are discussed in this Statement of Additional Information: U.S. Government Securities Series ("U.S. Government Fund"), Limited Duration U.S. Government Securities Series ("Limited Duration U.S. Government Securities Fund"), Balanced Series ("Balanced Fund") and High Yield Fund. The U.S. Government Securities Fund, Balanced Fund and High Yield Fund offer four classes of shares (A, B, C and P); Limited Duration U.S. Government Securities Fund offers three classes of shares (A,
B, C and P). Each Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights.

                                       2.
                              INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund is subject to the following fundamental investment restrictions, which cannot be changed without approval of a majority of each Fund's outstanding shares.

Each Fund may not:

     (1) borrow money, except that (i) each Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent each fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of the its gross assets, except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and for the Balanced Fund, securities issued by an investment company or (ii) 10% of the voting securities of such issuer;

     (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. government, its agencies and instrumentalities);

     (8) issue senior securities to the extent such issuance would violate applicable law or

     (9) (with respect to the U.S. Government Securities Fund only) invest in securities other than U.S. government securities, as described in the Prospectus.

Compliance with the investment restrictions in this Section will be determined at the time of purchase or sale of the portfolio investment.


NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the policies in the Prospectus and the investment restrictions above which cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment policies which may be changed by the Board of Trustees without shareholder approval.


Each Fund may not:

(1) borrow in excess of 33 1/3 % of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes;

(2) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

(3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Trustees;

(4) invest in the securities of other investment companies except as permitted by applicable law;

(5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of the Fund's' total assets would be invested in such securities (this restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);

(6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or trustees of the Fund or by one or more partners or members of the Company's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;

(7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets (included within such limitation, but not to exceed 2% of the Funds' total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);

(8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

(9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the fund's prospectus and statement of additional information, as they may be amended from time to time; or

(10) buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, trustees, partners or employees, any securities other than shares of beneficial interest in such fund.

PORTFOLIO TURNOVER

For the fiscal year ended November 30, the portfolio turnover rate for each Fund is as follows:


                                  2001                2000              1999
                                  ----                ----              ----
Balanced Fund                                         3.86%             8.30%

High Yield Fund                                      80.53%           109.57%

Limited Duration U.S. Government
  Securities Fund                                   448.04%           310.16%

U.S. Government Securities Fund                     406.10%           396.37%


ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. The following sections provide further information on certain types of investments and investment techniques that may be used by each Fund, including their associated risks.

BORROWING MONEY. Each Fund may borrow money for temporary or emergency purposes from banks and other financial institutions in amounts not exceeding one-third of their total assets. If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

EQUITY SECURITIES. The High Yield Fund may invest up to 20% of its assets in equity securities. These include common stocks, preferred stocks, convertible securities, depository receipts, warrants and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a company. The value of equity securities fluctuates based on changes in a company's financial condition, and on market and economic conditions.

FOREIGN SECURITIES. The High Yield Fund may invest up to 20% of its net assets in foreign securities. Foreign investments may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currently blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.

Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S.

Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers.

There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.

Foreign securities may trade on days when the Fund does not sell shares. As a result, the value of the Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.

With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Fund, and political or social instability or diplomatic developments which could affect investments in those countries.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Each Fund is authorized to engage in futures and options on futures transactions in accordance with its investment objective and policies.

Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time.

In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent the Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management or speculative strategies, including gaining efficient exposure to markets and minimizing transaction costs. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Funds may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of each Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present substantial risks, including the following:

- While a Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if the Fund had not entered into any futures or related options transaction.

- Because perfect correlation between a futures position and a portfolio position that the Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and The Fund may thus be exposed to additional risk of loss.

- The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

- Futures markets are highly volatile and the use of futures may increase the volatility of each Fund's net asset value.

- As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Funds.

- Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

- The counterparty to an OTC contract may fail to perform its obligations under the contract.

ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

-        Domestic and foreign securities that are not readily marketable.

- Repurchase agreements and time deposits with a notice or demand period of more than seven days.

- Certain restricted securities, unless the Board of Trustees determines, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid.

144A securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of each Fund's portfolio if qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

INVESTMENT COMPANIES. Each Fund may invest in securities of other investment companies (including SPDRs, as defined below) subject to limitations prescribed by the Act. These limitations include a prohibition on a Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those the the Fund and will be subject to substantially the same risks.

Each Fund may, consistent with its investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange ("AMEX") that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of a well-known securities index. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price movement of the S&P 500.

MORTGAGE-RELATED SECURITIES. The Funds invest in various types of mortgage-related securities. These securities may include securities of the following types.

Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year fixed rate, graduated payment, and 15-year. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Fund. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Fund. This principal is returned to the Fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

U.S. Government Agency Mortgage-Backed Securities are obligations issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), the Federal National Mortgage Association ("Fannie Mae" or "FNMA") the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), and the Federal Agricultural Mortgage Corporation ("Farmer

Mac" or "FAMC"). FNMA, FHLMC, and FAMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but they are supported by the instrumentality's right to borrow from the United States Treasury. U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA, FHLMC, and FAMC guarantees timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions.

Ginnie Mae Certificates are certificates issued by Ginnie Mae, a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.

Fannie Mae Certificates are certificates issued by Fannie Mae, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. FNMA Certificates represent a pro-rata interest in a group of mortgage loans purchased by Fannie Mae. FNMA guarantees the timely payment of principal and interest on the securities it issues. The obligations of FNMA are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates are certificates issued by Freddie Mac, a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended ("FHLMC Act"). Freddie Mac Certificates represent a pro-rata interest in a group of mortgage loans ("Freddie Mac Certificates") purchased by Freddie Mac. Freddie Mac guarantees timely payment of interest and principal on certain securities it issues and timely payment of interest and eventual payment of principal on other securities it issues. The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Farmer Mac Certificates are certificates issued by Farmer Mac, a federally chartered instrumentality of the United States established by Title VIII of the Farm Credit Act of 1971, as amended ("Charter Act"). Farmer Mac was chartered primarily to attract new capital for financing of agricultural real estate by making a secondary market in certain qualified agricultural real estate loans. Farmer Mac provides guarantees of timely payment of principal and interest on securities representing interests in, or obligations backed by, pools of mortgages secured by first liens on agricultural real estate ("Farmer Mac Certificates"). Similar to Fannie Mae and Freddie Mac, Farmer Mac Certificates are not supported by the full faith and credit of the U.S. government; rather, Farmer Mac may borrow from the U.S. Treasury to meet its guaranty obligations.

As discussed above, prepayments on the underlying mortgages and their effect upon the rate of return of a mortgage-backed security, is the principal investment risk for a purchaser of such securities, like the Fund. Over time, any pool of mortgages will experience prepayments due to a variety of factors, including (1) sales of the underlying homes (including foreclosures), (2) refinancing of the underlying mortgages, and (3) increased amortization by the mortgagee.

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These factors, in turn, depend upon general economic factors, such as level of interest rates and economic growth. Thus, investors normally expect prepayment rates to increase during periods of strong economic growth or declining interest rates, and to decrease in recessions and rising interest rate environments. Accordingly, the life of the mortgage-backed security is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular mortgage-backed security, but FHA statistics indicate that 25- to 30-year single family dwelling mortgages have an average life of approximately 12 years. The majority of Ginnie Mae Certificates are backed by mortgages of this type, and, accordingly, the generally accepted practice treats Ginnie Mae Certificates as 30-year securities that prepay in full in the 12th year. FNMA and Freddie Mac Certificates may have differing prepayment characteristics.

Fixed rate mortgage-backed securities bear a stated "coupon rate" which represents the effective mortgage rate at the time of issuance, less certain fees to GNMA, FNMA, and FHLMC for providing the guarantee, and the issuer for assembling the pool and for passing through monthly payments of interest and principal.

Payments to holders of mortgage-backed securities consist of the monthly distributions of interest and principal less the applicable fees. The actual yield to be earned by a holder of mortgage-backed securities is calculated by dividing interest payments by the purchase price paid for the mortgage-backed securities (which may be at a premium or a discount from the face value of the certificate).

Monthly distributions of interest, as contrasted to semiannual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on mortgage-backed securities. Because of the variation in the life of the pools of mortgages which back various mortgage-backed securities, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of mortgage-backed securities will differ significantly from the yield estimated by using an assumption of a certain life for each mortgage-backed security included in such a portfolio as described above.

Collateralized Mortgage Obligations (CMOs) are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under such CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) issued to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate and long final maturities and expected average lives.

In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages.

Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the deal (priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.U.S. Government Agency Multiclass Pass-Through Securities, which include FNMA Guaranteed REMIC Pass-Through Certificates and FHLMC Multi-Class Mortgage Participation Certificates, are ownership interests in a pool of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

Multi-Class Residential Mortgage Securities Such securities represent interests in pools of mortgage loans to residential home buyers made by commercial banks, savings and loan associations or other financial institutions. Unlike GNMA, FNMA and FHLMC securities, the payment of principal and interest on Multi-Class Residential Mortgage Securities is not guaranteed by the U.S. government or any of its agencies. Accordingly, yields on Multi-Class Residential Mortgage Securities have been historically higher than the yields on U.S. government mortgage securities. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government or its agencies. Additionally, pools of such securities may be divided into senior or subordinated segments. Although subordinated mortgage securities may have a higher yield than senior mortgage securities, the risk of loss of principal is greater because losses on the underlying mortgage loans must be borne by persons holding subordinated securities before those holding senior mortgage securities.

Privately Issued Mortgage-Backed Certificates are pass-through certificates issued by non-governmental issuers. Pools of conventional residential or commercial mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment.

Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's quality standards. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the investment adviser determines that the securities meet the Fund's quality standards.

Stripped Mortgage-Backed Securities are a type of potentially high-risk derivative. They represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. IOs and POs are usually structured as tranches of a CMO. Stripped Mortgage-Backed Securities may be issued by U.S. government agencies or by private issuers similar to those described above with respect to CMOs and privately issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.

The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. In the case of IOs, prepayments affect the amount, but not the timing, of cash flows provided to the investor. In contrast, prepayments on the mortgage pool affect the timing, but not the amount, of cash flows received by investors in POs. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to fully recoup its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

Adjustable Rate Mortgage Securities ARMs, like fixed rate mortgages, have a specified maturity date, and the principal amount of the mortgage is repaid over the life of the mortgage. Unlike fixed rate mortgages, the interest rate on ARMs is adjusted at regular intervals based on a specified, published interest rate "index" such as a Treasury rate index. The new rate is determined by adding a specific interest amount, the "margin," to the interest rate of the index. Investment in ARM securities allows the Fund to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income and lower price volatility than longer-term fixed rate mortgage securities. ARM securities are a less effective means of locking in long-term rates than fixed rate mortgages since the income from adjustable rate mortgages will increase during periods of rising interest rates and decline during periods of falling rates.

The interest rates paid on the mortgages underlying ARM securities are reset at regular intervals by adding an interest rate margin to a specified interest rate index. There are three main categories of indices: those based on U.S. Treasury securities such as the constant maturity treasury rate ("CMT"); those derived from a calculated measure such as a cost of Funds index ("COFI") or a moving average of mortgage rates; and those based on certain actively traded or prominent short-term rates such as the London Interbank Offered Rate ("LIBOR"). Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in interest rate levels. Others, such as COFI, tend to lag behind changes in market rate levels but reset monthly, thus tending to be somewhat less volatile. Such a delay in adjusting to changes in interest rates may cause securities owned by the Fund to increase or decrease in value, particularly during periods between interest adjustment dates.

ARMs will frequently have caps and floors which limit the maximum amount by which the interest rate to the residential borrower may move up or down, respectively, each adjustment period and over the life of the loan. Interest rate caps on ARM securities may cause them to decrease in value in an increasing interest rate environment. Such caps may also prevent their income from increasing to levels commensurate with prevailing interest rates.

Conversely, interest rate floors on ARM securities may cause their income to remain higher than prevailing interest rate levels and result in an increase in the value of such securities. However, this increase may be tempered by the acceleration of prepayments.

Mortgage securities generally have a maximum maturity of up to 30 years. However due to the adjustable rate feature of ARM securities, their prices are considered to have volatility characteristics which approximate the average period of time until the next adjustment of the interest rate. As a result, the principal volatility of ARM securities may be more comparable to short- and intermediate-term securities than to longer term fixed rate mortgage securities. Prepayments however, will increase their principal volatility. See also the discussion of Mortgage-Backed Securities.

The Funds expect that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the investment adviser will, consistent with the Fund's objective, policies and quality standards, consider making investments in such new types of securities.

PRINCIPAL ONLY AND INTEREST ONLY FIXED INCOME INVESTMENTS. The Funds may invest in fixed income securities that are "stripped." That means that the security is divided into two parts, one of which receives some or all of the principal payments (and is known as "P/O") and the other which receives some or all of the interest (and is known as an "I/O"). P/Os and I/Os are generally referred to as "derivative investments."

The yield to maturity on the class that receives only interest is extremely sensitive to the rate of payment of the principal on the underlying loans. Principal prepayments increase that sensitivity. Stripped securities that pay "interest only" are therefore subject to greater price volatility when interest rates change, and they have the additional risk that if the underlying loads are prepaid, the Fund will lose the anticipated cash flow from the interest on the prepaid loads. That risk is increased when general interest rates fall, and in times of rapidly falling interest rates, the Fund might receive back less than its investment.

The value of "principal only" securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity.

Stripped securities are generally purchased and sold by institutional investors through investment banking firms. At present, established trading markets have not yet developed for these securities. Therefore, some stripped securities may be deemed "illiquid." If a Fund holds illiquid stripped securities, the amount it can hold will be subject to the Fund's investment policy limiting investments in illiquid securities to 15% of the Fund's assets.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer), and the seller commits to repurchase that security, at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. (In this type of transaction, the securities purchased by the Fund have a total value in excess of the value of the repurchase agreement.) Each Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit the Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to provide additional collateral or to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. While management acknowledges these risks, it is expected that they can be controlled through stringent selection criteria and careful monitoring procedures. Management intends to limit repurchase agreements for each Fund to transactions with dealers and financial institutions believed by management to present minimal credit risks. Management will monitor creditworthiness of the repurchase agreement sellers on an ongoing basis.

REVERSE REPURCHASE AGREEMENTS. The Limited Duration U.S. Government Fund and U.S. Government Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a U.S. government security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose a Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the
Fund), but this is greatly reduced because the Fund receives cash equal to 100% of the price of the security sold. Engaging in reverse repurchase agreements also involves the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. These Funds will attempt to minimize this risk by managing their duration. Each Fund's reverse repurchase agreements will not exceed 20% of the Fund's net assets.

SECURITIES LENDING. Each Fund has Board authorization to lend portfolio securities to registered broker-dealers. These loans, if and when made, may not exceed 30% of the Fund's total assets. Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. government or its agencies ("U.S. Government securities") or other permissible means at least equal to the market value of the loaned securities. Each Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated person of the Fund.

By lending portfolio securities, each Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government securities or other forms of non-cash collateral are received. Lending portfolio securities could result in a loss or delay in recovering the Fund's securities if the borrower defaults.

SHORT SALES. Each Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales against the box. A short sale is against the box to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

SHORT SELLING RISKS. Short selling is speculative and involves greater risks than investing in stocks. An investment in the Fund may be more volatile than investments in many other mutual funds. Because short sales require the Fund to deliver the stock involved in the short sale at a price determined at the time the transaction was originally entered into, later increases in the price of such stock could result in significant losses to the Fund. Unlike stock investments, these losses could be significantly larger than the Fund's original investment in the transaction, could be potentially unlimited and may result from general market forces, such as a lack of stock available for short sellers to borrow for delivery, or improving conditions with a company. In addition, to replace the borrowed stock, the Fund may be required to pay a premium, which would increase the cost of the stock sold. A broker or other lender may request that the borrowed stock be returned on short notice, and if that occurs at a time when other short sellers of the security are receiving similar requests, a "short squeeze" can occur resulting in significant increases in the market price of a stock. As a result, the Fund may be required to replace the stock sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. In addition, occasionally a stock may have significant increases in value immediately upon the stock market opening, which can result in significant losses to short sellers, including the Fund. The Fund may find it difficult to establish new short positions when in declining markets due to regulatory restrictions.

WHEN-ISSUED TRANSACTIONS. Each Fund may purchase portfolio securities on a when-issued basis. When-issued transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at our custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date which could result in depreciation of value of fixed-income when-issued securities. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

AVERAGE DURATION. The Limited Duration Government Fund limits its average dollar weighted portfolio duration to a range of one to four years. However, many of the securities in which the Fund invests will have remaining durations in excess of four years.

Some of the securities in the Limited Duration Government Fund's portfolio may have periodic interest rate adjustments based upon an index such as the 91-day Treasury Bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security's price. With respect to securities with an interest rate adjustment period of one year or less, the Limited Duration Government Fund will, when determining average-weighted duration, treat such a security's maturity as the amount of time remaining until the next interest rate adjustment.

Instruments such as GNMA, FNMA, FHLMC securities and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns and therefore have shorter duration than would be implied by their stated final maturity. For purposes of determining the Limited Duration Government Fund's average maturity, the maturities of such securities will be calculated based upon the issuing agency's payment factors using industry-accepted valuation models.

As discussed above, each Fund may purchase U.S. Government securities on a when-issued basis with settlement taking place after the purchase date (without amortizing any premiums). This investment technique is expected to contribute significantly to portfolio turnover rates. However, it will have little or no transaction cost or adverse tax consequences. Transaction costs normally will exclude brokerage because each Fund's fixed-income portfolio transactions are usually on a principal basis and any markups charged normally will be more than offset by the beneficial economic consequences anticipated at the time of purchase or no purchase will be made. Generally, short-term losses on short-term U.S. Government securities purchased under this investment technique tend to offset any short-term gains due to such high portfolio turnover.

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                                       3.
                             MANAGEMENT OF THE FUND

The Board of Trustees of each Fund is responsible for the management of the business and affairs of each Fund.

The following Trustee is the managing partner of Lord, Abbett & Co. ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302-3973. He has been associated with Lord Abbett for over five years and is an officer, director or trustee of the fourteen Lord Abbett-sponsored funds, consisting of 43 portfolios or series.

*ROBERT S. DOW, 3/08/45, Chairman and President since 1996
*Mr. Dow is an "interested person" as defined in the Act.

The following outside Trustees are also directors or trustees of the fourteen other Lord Abbett-sponsored funds referred to above.

E. THAYER BIGELOW, TRUSTEE, Director/Trustee since 1994
Bigelow Media, LLC
717 Fifth Avenue, 26th Floor
New York, New York

Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 to 2000); Acting Chief Executive Officer of Courtroom Television Network (1997-1998). President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991-1997). Currently serves as director of Crane Co. and Huttig Building Products Inc.

WILLIAM H.T. BUSH, TRUSTEE, 7/14/38, Director/Trustee since 1998
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986). Currently serves as director of Rightchoice Managed Care, Inc., Mississippi Valley Bancorp, DT Industries Inc., and Engineered Support Systems, Inc.

ROBERT B. CALHOUN, JR., 10/25/42, Director/Trustee since 1998
Monitor Clipper Partners
Two Canal Park
Cambridge, Massachusetts

Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp., both private equity investment funds (since
1991). Currently serves as director of Avondale, Inc., Avondale Mills, Inc., IGI/Earth Color, Inc., and Interstate Bakeries Corp.

STEWART S. DIXON, 11/05/30, Director/Trustee since 1976
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive, Suite 2800
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon (since 1967).

FRANKLIN W. HOBBS, 7/30/47, Director/Trustee since 2000
Houlihan Likey Howard & Zukin
685 Third Avenue
New York, New York

Chairman Executive Officer of Houlihan Likey Howard & Zukin (January 2002 to present); Chairman of Warburg Dillon Read (1999 - 2000); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997-1999); Chief Executive Officer of Dillon, Read & Co. (1994-1997). Currently serves as director of Adolph Coors Company.

C. ALAN MACDONALD, 5/19/33, Director/Trustee since 1988
415 Round Hill Road
Greenwich, Connecticut

Retired - Special Projects Consulting (since 1992). Formerly officer of Stouffers/Nestle (1955 - 1991); Chief Executive Officer & President of Nestle Foods (1983 - 1991). Currently serves as director of Fountainhead Water Company, Careside, Inc., Lincoln Snacks, J.B. Williams Co., Inc. and Seix Fund, Inc. Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Fund's Chairman and President, and the Managing General Partner of Lord Abbett.

THOMAS J. NEFF, 10/02/37, Director/Trustee since 1982
Spencer Stuart, U.S.
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, U.S., an executive search consulting firm (since
1976). Currently serves as director of Ace, Ltd. and Exult, Inc.

COMPENSATION DISCLOSURE
The following table summarizes the compensation for each of the Directors/Trustees for the Trust and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Funds for outside directors/trustees. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee, but does not include amounts accrued under the third column. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.



         (1)                        (2)                        (3)


                                                       RETIREMENT BENEFITS
                                                       TOTAL COMPENSATION
                           AGGREGATE                   PAID BY THE FUNDS AND
                           COMPENSATION                TWELVE OTHER LORD
                           ACCRUED BY                  ABBETT-SPONSORED
NAME OF BOARD MEMBER       THE FUNDS(1)                FUNDS(3)
--------------------       ----------------------      ---------------------
E. Thayer Bigelow          $                           $
William H. T. Bush         $                           $
Robert B. Calhoun, Jr.     $                           $
Stewart S. Dixon           $                           $
Franklin W. Hobbs*         None                        $
C. Alan MacDonald          $                           $
Thomas J. Neff             $                           $

1. Outside directors'/trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fee payable by the Trust to its outside directors/trustees may be deferred at the option of a director/trustee under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of each Fund for later distribution to the directors/trustees. Effective November 1, 2000, each director/trustee received an additional annual $25,000 retainer, the full amount of which must be deferred under the equity-based plan. The amounts ultimately received by the directors/trustees under the equity-based plan will be directly linked to the investment performance of the funds.

     The amounts of the aggregate compensation payable by the U.S. Government Securities Fund as of November 30, 2001 deemed invested in fund shares, including dividends reinvested and changes in net asset value applicable to
     such deemed investments were: Mr. Bigelow, $          ; Mr. Bush, $
     ; Mr. Calhoun, $     ; Mr. Dixon, $        ; Mr. Hobbs, $            ; Mr.
     MacDonald, $            and Mr. Neff, $         .

     The amounts of the aggregate compensation payable by the Limited Duration U.S. Government Securities Fund as of November 30, 2001 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments were: Mr. Bigelow, $
     ; Mr. Bush, $          ; Mr. Calhoun, $            ; Mr. Dixon,          $
     ; Mr. Hobbs, $          ; Mr. MacDonald, $           and Mr. Neff, $     .

     The amounts of the aggregate compensation payable by the Balanced Fund as of November 30, 2001 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed
     investments were: Mr. Bigelow, $        ; Mr. Bush, $           ; Mr.
     Calhoun, $           ; Mr. Dixon, $           ; Mr. Hobbs, $           ;
     Mr. MacDonald, $           and Mr. Neff, $          .

     The amounts of the aggregate compensation payable by the High Yield Fund as of November 30, 2001 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed
     investments were: Mr. Bigelow, $           ; Mr. Bush, $           ; Mr.
     Calhoun, $           ; Mr. Dixon, $           ; Mr. Hobbs, $           ;
     Mr. MacDonald, $           and Mr. Neff, $           .

2. This column shows aggregate compensation, including directors'/trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 2001, including fees directors/trustees have chosen to defer.

                       ---------------------------------

Except where indicated, the following executive officers of the Funds have been associated with Lord Abbett for over five years. Of the following, Ms. Binstock, Messrs. Brown, Carper, Gerber, Hilstad, Hudson, Kaplan, Morris, Salzmann and Towle are partners of Lord Abbett; the others are employees. None have received compensation from the Funds.

EXECUTIVE VICE PRESIDENTS (DATE OF BIRTH):

Zane E. Brown, 12/09/51

Christopher J. Towle, 10/12/57

Robert I. Gerber, 5/29/54

Robert G. Morris, 11/6/44

VICE PRESIDENTS (DATE OF BIRTH):

Paul A. Hilstad (12/13/42) Vice President and Secretary

Thomas J. Baade, (with Lord Abbett since 1998, formerly a credit analyst with Greenwich Street Advisors.)

Joan A. Binstock (3/04/54) (with Lord Abbett since 1999, formerly Chief Operating Officer of Morgan Grenfell from 1996 to 1999, prior thereto Principal of Ernst & Young LLP)

Daniel E. Carper (1/22/52)

Michael S. Goldstein,

W. Thomas Hudson (12/16/41)

Lawrence H. Kaplan (1/16/57) (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc from 1995 to 1997)

Robert A. Lee (8/28/69) (with Lord Abbett since 1997, formerly Portfolio Manager at Arm Capital Advisors from 1995-1997; prior thereto Assistant Portfolio Manager at Kidder Peabody Asset Management from 1993-1995)

A.Edward Oberhaus III (12/21/59)

Walter H. Prahl (2/13/58)

Tracie E. Richter (1/12/68) (with Lord Abbett since 1999, formerly Vice President - Head of Fund Administration of Morgan Grenfell from 1998 to 1999, Vice President of Bankers Trust from 1996 to 1998)

Eli M. Salzmann (3/24/64)

Christina T. Simmons (with Lord Abbett since 2000, formerly Assistant General Counsel of Prudential Investments from 1998 to 1999, prior thereto Counsel of Drinker, Biddle & Reath LLP, a law firm, from 1985 to 1998)

Richard S. Szaro (10/8/42)

TREASURER (DATE OF BIRTH):
Francie W. Tai, (6/11/65) (with Lord Abbett since 2000, formerly Manager of Goldman Sachs from 1997 to 2000, prior thereto Assistant Vice President of Bankers Trust from 1994 to 1997)

CODE OF ETHICS
The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Company's Code of Ethics (the "Code") which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of such Advisory Group.

                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of , 2002 each Fund's officers and trustees, as a group, owned less than 1% of each Fund's outstanding shares. As of , 2002, other than Lord Abbett Distributor and other institutional broker-dealers for the benefit of their clients, there were no record holders of 5% or more of each class of each Fund's outstanding shares except for the following:

                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER
As described under "Management" in the Prospectus, Lord Abbett is each Fund's investment manager. Of the general partners of Lord Abbett, the following are officers and/or directors of each Fund: Joan A. Binstock, Daniel E. Carper, Robert S. Dow, Robert I. Gerber, Paul A. Hilstad, W. Thomas Hudson, Jr., Robert
G. Morris, Eli M. Salzmann and Christopher J. Towle. The other general partners are: Zane E. Brown, John E. Erard, Robert P. Fetch, Daria L. Foster, Michael A. Grant, Stephen J. McGruder, Robert J. Noelke, R. Mark Pennington Douglas B. Sieg, Edward von der Linde and Marion Zapolin.

Under the Management Agreement, between Lord Abbett and the Trust, each Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .50 of 1% (U.S. Government Securities Fund and the Limited Duration U.S. Government Securities Fund), .75 of 1% (Balanced
Fund) and .60 of 1% (High Yield Fund). These fees are allocated among Class A, B, C and P shares based on the classes' proportionate share of each Fund's average daily net assets.

The management fees paid to Lord Abbett for each Fund are as follows:



                                                              2000                            1999
                           2001             2000              WAIVER            1999         WAIVER
                           ----             ----              ------            ----         ------
Balanced Series                             $790,477          $790,477          $613,069     $613,069
High Yield Fund                             $193,939          $110,822          $113,526     $113,526
  Limited Duration
U.S. Government                             $ 67,585          $62,055           $72,512      $72,512
Securities Series
U.S. Government                             $6,685,999        -                 $8,529,176   -
Securities Series


Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors'/trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing share certificates and shareholder reports, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

Although not obligated to do so, Lord Abbett may waive all or a part of its management fees and or may assume other expenses of the Funds.

PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, 07302-3973, serves as the principal underwriter for each Fund.

CUSTODIAN
State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri, is the custodian for each Fund.

TRANSFER AGENT
UMB Bank, N.A. 928 Grand Blvd., Kansas City, Missouri 64106, acts as the transfer agent and dividend disbursing agent for each Fund.

INDEPENDENT AUDITORS
Two World Financial Center, New York, New York 10281, are the independent auditors of each Fund and must be approved at least annually by the Board of Trustees to continue in such capacity. performs audit services for the Funds, including the examination of financial statements included in the Funds' Annual Report to Shareholders.

                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Each Fund's policy is to obtain best execution on all portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, each Fund generally pays, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, a Fund, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We may pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transaction in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transactions or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services, at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

When in Lord Abbett's opinion, two or more broker-dealers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold share of each Fund and/or shares of other Lord Abbett-sponsored funds, or who have provided investment research, statistical, or other related services to each Fund.

If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as a Lord Abbett-sponsored fund does, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does.

                                       7.
                       CAPITAL STOCK AND OTHER SECURITIES

CLASSES OF SHARES. Each Fund offers investors different classes of shares in this Statement of Additional Information. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as a fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund.

The Trust's' By-Laws provide that the Funds shall not hold an annual meeting of stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, or unless called by a majority of the Board of Trustees or by stockholders holding at least one quarter of the stock of a Fund's outstanding shares and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of the Funds.

CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1million or on investments for Retirement and Benefit Plans with less then 100 eligible employees or on investments that do not qualify under the other categories listed under "Net Asset Value Purchases of Class A Shares." If you purchase Class A shares as part of an investment of at least $1 million (or for certain Retirement and Benefit Plans) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but, subject to certain exceptions, if you redeem any of those shares within 24 months after the month in which you buy them, you may pay the Fund a contingent deferred sales charge ("CDSC") of 1%.

CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in each Fund's prospectus.

CONVERSIONS OF CLASS B SHARES. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay that Fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the C shares are described in the Funds' prospectus.

CLASS P SHARES. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan, applicable to the Class P shares, is described in the prospectus of each Fund which offers Class P shares. Class P shares are available to a limited number of investors.

RULE 12b-1 PLANS

CLASS A, B, C, AND P. The Fund has adopted a Distribution Plan and Agreement on behalf of each Fund pursuant to Rule 12b-1 of the Act for the following classes as applicable to each Fund: the "A Plan", the "B Plan", the "C Plan", and the "P Plan", respectively. The principal features of each Plan are described in the Prospectus; however, this SAI contains additional information that may be of interest to investors. Each Plan is a compensation plan. This allows each class to pay a fixed fee to Lord Abbett that may be more or less than the expenses Lord Abbett actually incurs. In adopting each Plan and in approving its continuance, the Board of Directors has concluded that there is a reasonable likelihood that each Plan will benefit its respective class and such class's shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Each Plan compensates Lord Abbett for financing activities primarily intended to sell shares of the Fund. These activities include, but are not limited to, the preparation and distribution of advertising material and sales literature and other marketing activities. Lord Abbett also uses amounts received under each Plan as described in the Prospectus and for payments to dealers for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund.

The amounts paid by each Fund pursuant to the A Plan for the fiscal year ended November 30, 2001 in connection with advertising and marketing activities, and
payments to dealers were: Balanced Fund -$          ; High Yield Fund -$       ;
Total Return Fund -$          ; and U.S. Government Securities Fund -$         .

The amounts paid to dealers by each Fund pursuant to the B Plan for the fiscal
year ended November 30, 2001 were: Balanced Fund - $          ; High Yield
Fund -$           ; and Total Return Fund -$         .

The amounts paid to dealers by each Fund pursuant to the C Plan for the fiscal
year ended November 30, 2001 were: Balanced Fund -$         ; High Yield
Fund -$          ; and Total Return Fund -$         .

CONTINGENT DEFERRED SALES CHARGES. A Contingent Deferred Sales Charge ("CDSC") applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class B and Class C shares, this increase is represented by that percentage of each share redeemed where the net asset value exceeded the initial purchase price.

CLASS A SHARES. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which a Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored fund within a period of 24 months from the end of the month in which the original sale occurred.

CLASS B SHARES. As stated in the Prospectus, subject to certain exceptions, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related services to each Fund in connection with the sale of Class B shares.

To minimize the effects of the CDSC or to determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:


Anniversary of the Day on                            Contingent Deferred Sales Charge
Which the Purchase Order Was Accepted                on Redemptions (As % of Amount Subject to Charge)
Before the 1st                                       5.0%
On the 1st, before the 2nd                           4.0%
On the 2nd, before the 3rd                           3.0%
On the 3rd, before the 4th                           3.0%
On the 4th, before the 5th                           2.0%
On the 5th, before the 6th                           1.0%
On or after the 6th anniversary                      None

In the table, an "anniversary" is the same calendar day in each respective year after the date of purchase. All purchases are considered to have been made on the business day on which the purchase order was accepted.

CLASS C SHARES. As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder normally will be required to pay to the Funds on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the fund of original purchase on behalf of this Fund's Class C shares.

GENERAL. The percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A shares purchased pursuant to a special retirement wrap program, no CDSC is payable on redemptions which continue as investments in another fund participating in the program. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with mandatory distribution under 403(b) plans and IRAs and (iii) in connection with death of the shareholder. In the case of Class A and Class C shares, the CDSC is received by the Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of your account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and Class C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett-sponsored fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iv) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that a Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors that you should discuss with your financial adviser. A Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in a Fund. We used the sales charge rates that generally apply to Class A, Class B, and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on that Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

INVESTING FOR THE SHORT TERM. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000, that are expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or C shares for a Retirement Plan with at least 100 eligible employees or for a special retirement wrap program. You should discuss this with your financial advisor.

INVESTING FOR THE LONGER TERM. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under each Fund's Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Shareholder Services" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject.

HOW DO PAYMENTS AFFECT MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for a Fund and Class C shareholders.

                                       8.
                             PURCHASES, REDEMPTIONS
                                   AND PRICING

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchases" and "Redemptions," respectively.

We calculate a Fund's net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Each Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked price, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Trustees.


For each class of shares, the net asset value will be determined by taking the net assets and dividing by the number of shares outstanding.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our trustees, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors," "trustees," and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "our directors," "our trustees," and "employees of Lord Abbett" also include retired directors, trustees, and employees and other family members thereof.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (f) through Retirement Plans with at least 100 eligible employees, (g) in connection with a merger, acquisition or other reorganization, (h) through a "special retirement wrap program" sponsored by an authorized institution having one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor, from a mutual fund wrap program and (i) if they are purchased (1) through the omnibus account of a dealer that features ten or fewer preferred mutual fund families, including the Lord Abbett Family of Funds, (2) within 30 days of, and with the proceeds from, a redemption through the same dealer's omnibus account of shares of a mutual fund that were originally purchased subject to a sales charge. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plan. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or a Fund has business relationships.

The offering price of Class A shares of each Fund on November 30, 2001 was computed as follows:



                                                                                          U.S.
                                                       LIMITED DURATION                   GOVERNMENT      HIGH
                                                       GOVERNMENT              BALANCED   SECURITIES      YIELD
                                                       FUND                    FUND       FUND            FUND
                                                       ----------------        --------   ----------      -----
Net asset value per share (net assets divided
  by shares outstanding)                               $                       $          $               $

Maximum offering price per share - net asset
  value divided by (.9675 for Limited Duration
  Government  Fund, .9525 U. S. Government Securities Fund
   and High Yield Fund
   and .9425 for Balanced Fund                         $                       $          $               $

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), or (iii) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF", to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of each Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received in proper form prior to the close of the NYSE. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except LASF which offers its shares only in connection with certain variable annuity contracts. The exchange privilege will not be available with respect to any otherwise "Eligible Funds" the shares of which at the time are not available to new investors of the type requesting the exchange.

The other funds and series that participate in the Telephone Exchange Privilege [except (a) GSMMF, (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) AMMF (collectively, the "Non-12b-1 Funds")] have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett-sponsored funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

LETTER OF INTENTION. Under the terms of the Letter of Intention as described in the Prospectus you may invest $100,000 or more over a 13-month period in shares of a Lord Abbett-sponsored fund (other than shares of LASF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge). Shares currently owned by you are credited as purchases (at their current offering prices on the date the Letter is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter of Intention is not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the public offering price, reach a level eligible for a discounted sales charge for Class A shares.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLANS. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name State Street Bank & Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       9.
                              TAXATION OF THE FUNDS

Each Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service. If a Fund so qualifies, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates. Assuming a Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

Each Fund intends to declare and pay as dividends each year substantially all of its net investment income, Dividends paid by a Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income. Dividends paid by a Fund from its net realized long-term capital gains are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. All dividends are taxable to you regardless of whether they are received in cash or reinvested in Fund shares.

Dividends paid by a Fund to corporate shareholders will qualify for the dividends received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends received deduction. The dividends received deduction may be limited if you incur indebtedness to acquire Fund shares.

Distributions paid by a Fund that do not constitute dividends because they exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by a Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

Upon your sale, exchange, or redemption of Fund shares you will recognize short- or long-term capital gain or loss, depending upon whether your holding period of the Fund shares exceed one year. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gains dividends" received with respect to such shares. Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.

The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less and (ii) 20% for capital assets held for more than one year. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.

Certain investment practices that a Fund may utilize, such as investing in futures, foreign currency, or foreign entities classified as "passive foreign investment companies" for U.S. tax purposes may affect the character and timing of the recognition of gains and losses by a Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.

A Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that you will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

You may be subject to a 30.5% withholding tax on reportable dividends, capital gains distributions, and redemption payments ("backup withholding"). The withholding tax is reduced to 30% for dividends, distributions, and payments that are received for tax purposes after December 31, 2001. Generally, you will be subject to backup withholding if a Fund does not have your certified taxpayer identification number on file or to the Fund's knowledge, you have furnished an incorrect number. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from the Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of a Fund's income be derived from deferral obligations before such dividends may be excluded from state taxable income. The Fund may invest some or all of its assets in such federal obligations. The Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligation may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships, and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consul your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

The tax rules of the various states of the United States and their local jurisdiction with respect to distributions from the Fund can differ from the United States federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of a Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. A Fund may invest some or all of its assets in such federal obligations. Each Fund intends to provide you with information to permit you to determine whether dividends derived from federal obligations may be excluded from state taxable income on an annual basis. You should consult your tax adviser as to the state and local tax consequences of an investment in a Fund.

Because everyone' tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the exclusive underwriter for the Funds. The Trust has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.


 For the fiscal years ended 2001, 2000 and 1999, Lord Abbett as principal underwriter received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares of the Funds as follows:



                                                     YEAR ENDED NOVEMBER,
                                                     ---------------------

 BALANCED FUND
--------------                                                     2001    2000              1999
                                                                   ----    ----              ----
Gross sales charge                                                         $507,785          $1,040,062
Amount allowed to dealers                                                  $430,126          $   892,059
                                                                           --------          -----------

Net Commissions received
by Lord Abbett                                                             $77,659           $   148,003

 HIGH YIELD FUND
                                                                           2000              1999
                                                                           ----              ----

Gross sales charge                                                         $153,427          $310,096

Amount allowed to dealers                                                  $128,542          $276,728
                                                                           --------          --------

Net Commissions received
by Lord Abbett                                                             $24,885           $ 33,368

 LIMITED DURATION U.S. GOVERNMENT  SECURITIES FUND

                                                                   2000                      1999
                                                                   ----                      ----

Gross sales charge                                                 $79,223                $100,681

Amount allowed to dealers                                          $65,551                $ 86,421
                                                                   -------                --------

Net Commissions received
by Lord Abbett                                                     $13,672                $ 14,260

U.S GOVERNMENT SECURITIES FUND
                                                                       2000                 1999
                                                                       ----                 ----
Gross sales charge                                                     $262,610         $747,456

Amount allowed
to dealers                                                             $222,269         $646,899
                                                                       --------         --------

Net Commissions received
by Lord Abbett                                                         $40,341          $100,557
                                                                       =======          ========

                                       11.
                                   PERFORMANCE

Each Fund computes the average annual compounded rate of total return for each Class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by $1,000, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge (as described in the next paragraph) from the amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at net asset value. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% with respect to the Balanced Fund , 3.25% with respect to the Limited Duration Government Fund, 4.75% with respect to U.S. Government Securities Fund and High Yield Fund (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares of the U.S. Government Securities Fund and the High Yield Fund, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the applicable 'fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.


Using the method to compute average annual compounded total return described above, the total annual return for each Fund are as follows:

                      FOR THE YEAR ENDED NOVEMBER 30, 2000

U.S. Government Securities Fund             1 YEAR            5 YEARS           10 YEARS            LIFE
                                            ------            -------           --------            ----
Class A                                      11.37%           5.59%             7.11%              9.91%
Class B                                     -6.09%                -                -               4.57%
Class C                                     -2.73%                -                -               5.56%

Limited Duration U.S. Government Securities Fund

                                            1 YEAR            5 YEARS           10 YEARS            LIFE
                                            ------            -------           --------            ----
Class A                                       -.30%           4.85%                -               3.41%
Class C                                        .36%              -                 -               4.77%

Balanced Series                             1 YEAR            5 YEARS           10 YEARS            LIFE
                                            ------            -------           --------            ----
Class A                                       3.60%              -                 -              11.82%
Class B                                       4.25%              -                 -               3.20%
Class C                                       8.08%              -                 -              12.41%

High Yield                                    LIFE
                                              ----
Class A                                         .10%
Class B                                       3.25%
Class C                                       2.38%

Each Fund's yield quotation is based on a 30-day period ended on a specified date, computed by dividing our net investment income per share earned during the period by our maximum offering price per share on the last day of the period. This is determined by finding the following quotient: take the fund's dividends and interest earned during the period minus its expenses accrued for the period and divide by the product of (i) the average daily number of fund shares outstanding during the period that were entitled to receive dividends and (ii) the fund's at maximum offering price per share on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of the multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the fund's net asset value per share. Yields for Class B and C shares do not reflect the deduction of the CDSC.

It is important to remember that any figures developed using the formulas above represent past performance and an investor should be aware that the investment return and principal value of the a fund's investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       12.
                              FINANCIAL STATEMENTS

The financial statements for fiscal year ended November 30, and the report of independent auditors, on such annual financial statements contained in the Annual Report to Shareholders of the Lord Abbett Investment Trust are incorporated herein by reference to such financial statements and report in reliance upon the authority of as experts in auditing and accounting.

                                    APPENDIX

                  CORPORATE BOND RATINGS (HIGH YIELD FUND ONLY)

Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Standard & Poor's Corporation's Corporate Bond Ratings

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC-C - Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'CCC' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                          LORD ABBETT INVESTMENT TRUST
                                     PART C
                                OTHER INFORMATION

This Post-Effective Amendment No. 31 (the "Amendment") to the Lord Abbett Investment Trust's (the "Registrant") Registration Statement relates to Balanced Fund, Class A, B, and C shares, Lord Abbett High Yield Fund, Class A, B, and C shares, Limited Duration U.S. Government Fund, Class A, B and C shares, and U.S. Government Fund, Class A, B, and C shares.

Item 23.      EXHIBITS

(a) ARTICLES OF INCORPORATION. Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement filed on Form N-1A on April 16, 2001.

(b) BY-LAWS. Amended and Restated as of March 9, 2000, is incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement filed on Form N-1A on March 30, 2001.

(c)      INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS. Not applicable.

(d) MANAGEMENT AGREEMENT. Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement filed on Form N-1A on October 7, 1994. ADDENDUM TO MANAGEMENT AGREEMENT. Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement filed on Form N-1A on December 22, 1995 and to Post-Effective Amendment No. 7 to the Registration Statement filed on Form N-1A on February 14, 1996.

(e) DISTRIBUTION AGREEMENT. Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement filed on Form N-1A filed on February 14, 1996.

(f) BONUS OR PROFIT SHARING CONTRACT. Equity Based Plans for Non-Interested Persons, Directors and Trustees of Lord Abbett Funds is incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement filed on Form N-1A on March 30, 2001.

(g)      CUSTODIAN AGREEMENTS. Incorporated by reference.

(h)      TRANSFER AGENCY AGREEMENT. Incorporated by reference.

(I)      LEGAL OPINION. OPINION OF WILMER, CUTLER & PICKERING NOT APPLICABLE.

(J)      OTHER OPINION. CONSENT OF DELOITTE & TOUCHE LLP NOT APPLICABLE.

(k) OMITTED FINANCIAL STATEMENTS. Incorporated by reference to Registrant's 2001 Annual Report on Form N-30D filed on (Accession Number )

(l)      INITIAL CAPITAL AGREEMENTS. Not applicable.

(m) RULE 12b-1 PLANS. Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement filed on Form N-1A on October 8, 1993.

(n)      FINANCIAL DATA SCHEDULE. Not applicable.

(o) RULE 18f-3 PLAN. Incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement filed on Form N-1A on March 31, 2000 (Accession No. 0000911507-00-000007).

(p) CODE OF ETHICS. Incorporated by reference to Post-Effective Amendment No. 29 to the Registration

         Statement filed on Form N-1A on March 30, 2001.

Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

None.

Item 25. INDEMNIFICATION

         The Registrant is a Delaware Business Trust established under Chapter 38 of Title 12 of the Delaware Code. The Registrant's Declaration and Instrument of Trust at Section 4.3 relating to indemnification of Trustees, officers, etc. states the following:

         The Trust shall indemnify each of its Trustees, officers, employees and agents (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body in which he or she may be or may have been involved as a party or otherwise or with which he or she may be or may have been threatened, while acting as Trustee or as an officer, employee or agent of the Trust or the Trustees, as the case may be, or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, EXCEPT with respect to any matter as to which he or she shall have been adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or any Series thereof. Notwithstanding anything herein to the contrary, if any matter which is the subject of indemnification hereunder relates only to one Series (or to more than one but not all of the Series of the Trust), then the indemnity shall be paid only out of the assets of the affected Series. No individual shall be indemnified hereunder against any liability to the Trust or any Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition, no such indemnity shall be provided with respect to any matter disposed of by settlement or a compromise payment by such Trustee, officer, employee or agent, pursuant to a consent decree or otherwise, either for said payment or for any other expenses unless there has been a determination that such compromise is in the best interests of the Trust or, if appropriate, of any affected Series thereof and that such Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or, if appropriate, of any affected Series thereof, and did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. All determinations that the applicable standards of conduct have been met for indemnification hereunder shall be made by (A) a majority vote of a quorum consisting of disinterested Trustees who are not parties to the proceeding relating to indemnification, or (B) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, by independent legal counsel in a written opinion, or (C) a vote of Shareholders (excluding Shares owned of record or beneficially by such individual). In addition, unless a matter is disposed of with a court determination (I) on the merits that such Trustee, officer, employee or agent was not liable or (II) that such Person was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, no indemnification shall be provided hereunder unless there has been a determination by independent legal counsel in a written opinion that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         The Trustees may make advance payments out of the assets of the Trust or, if appropriate, of the affected Series in connection with the expense of defending any action with respect to which indemnification might be sought under this
         Section 4.3. The indemnified Trustee, officer, employee or agent shall give a written undertaking to reimburse the Trust or the Series in the event it is subsequently determined that he or she is not entitled to such indemnification and (A) the indemnified Trustee, officer, employee or agent shall provide security for his or her undertaking, (B) the Trust shall be insured against losses arising by reason of lawful advances, or (C) a majority of a quorum of disinterested Trustees or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The rights accruing to any Trustee, officer, employee or agent under these provisions shall not exclude any other right to which he or she may be lawfully entitled and shall inure to the benefit of his or her heirs, executors, administrators or other legal representatives.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Lord, Abbett & Co. acts as investment adviser for the Lord Abbett registered investment companies and provides investment management services to various pension plans, institutions and individuals. Lord Abbett Distributor LLC, a limited liability corporation, serves as their distributor and principal underwriter. Other than acting as trustees, directors and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee of any entity.

Item 27. PRINCIPAL UNDERWRITER

     (a) Lord Abbett Distributor LLC serves as principal underwriter for the Registrant. Lord Abbett Distributor LLC also serves as principal underwriter for the following Lord Abbett-sponsored funds:

         Lord Abbett Affiliated Fund, Inc.
         Lord Abbett Bond-Debenture Fund, Inc.
         Lord Abbett Developing Growth Fund, Inc.
         Lord Abbett Global Fund, Inc.
         Lord Abbett Large-Cap Growth Fund
         Lord Abbett Mid-Cap Value Fund, Inc.
         Lord Abbett Research Fund, Inc.
         Lord Abbett Securities Trust

         Lord Abbett Series Fund, Inc.
         Lord Abbett Tax-Free Income Fund, Inc.
         Lord Abbett Tax-Free Income Trust
         Lord Abbett U.S. Government Securities Money Market Fund, Inc.

     (b) Lord Abbett Distributor LLC is a wholly-owned subsidiary of Lord, Abbett & Co. The partners of Lord, Abbett & Co. who are also officers of the Registrant are::

                                            POSITIONS AND OFFICES
              NAME AND PRINCIPAL            WITH REGISTRANT
              ------------------            ---------------
              Robert S. Dow                 Chairman and President
              Zane E. Brown                 Executive Vice President
              Robert I. Gerber              Executive Vice President
              Robert G. Morris              Executive Vice President
              Christopher J. Towle          Executive Vice President
              Paul A. Hilstad               Vice President & Secretary
              Lawrence H. Kaplan            Vice President
              Joan A. Binstock              Vice President
              Daniel E. Carper              Vice President
              W. Thomas Hudson, Jr.         Vice President
              Eli M. Salzmann               Vice President

         The other general partners of Lord Abbett & Co. who are neither officers nor directors of the Registrant are John E. Erard, Robert P. Fetch, Daria L. Foster, Michael A. Grant, Stephen J. McGruder, Robert
         J. Noelke, R. Mark Pennington, Douglas B. Sieg, Edward von der Linde and Marion Zapolin.

         Each Partner has a principal business address: 90 Hudson Street, Jersey City, New Jersey 07302-3973.

     (c) Not applicable.

Item 28. LOCATION OF ACCOUNTS AND RECORDS

         Registrant maintains the records, required by Rules 31a - 1(a) and (b), and 31a - 2(a) at its main office.

         Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

         Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 29. MANAGEMENT SERVICES

         None.

Item 30. UNDERTAKINGS

         The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

         The Registrant undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey on the 30th day of January, 2002.

                                       LORD ABBETT INVESTMENT TRUST

                                       BY:      /s/ Christina T. Simmons
                                                ------------------------
                                                Christina T. Simmons
                                                Vice President

                                       BY:      /s/ Francie W. Tai
                                                ------------------
                                                Francie W. Tai
                                                Treasurer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



SIGNATURES                                  TITLE                               DATE
/s/Robert S. Dow*                           Chairman, President
----------------                            and Director/Trustee                January 30, 2002
Robert S. Dow

/s/ E. Thayer Bigelow*                      Director/Trustee                    January 30, 2002
----------------------
E. Thayer Bigelow

/s/William H. T. Bush*                      Director/Trustee                    January 30, 2002
----------------------
William H. T. Bush

/s/Robert B. Calhoun, Jr*.                  Director/Trustee                    January 30, 2002
--------------------------
Robert B. Calhoun, Jr.

/s/Stewart S. Dixon*                        Director/Trustee                    January 30, 2002
--------------------
Stewart S. Dixon

/s/Franklin W. Hobbs*                       Director/Trustee                    January 30, 2002
---------------------
Franklin W. Hobbs

/s/C. Alan MacDonald*                       Director/Trustee                    January 30, 2002
---------------------
C. Alan MacDonald

/s/Thomas J. Neff*                          Director/Trustee                    January 30, 2002
------------------
Thomas J. Neff

                                                BY: /s/Christina T. Simmons
                                                ---------------------------
                                                *Christina T. Simmons
                                                Attorney-in-Fact